UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Rapid Micro Biosystems, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Rapid Micro Biosystems, Inc.

NOTICE & PROXY
STATEMENT

2024 Annual Meeting of Stockholders
To be Held on
Thursday, May 23, 2024
9:00 a.m. (Eastern Time)

RAPID MICRO BIOSYSTEMS, INC.
1001 PAWTUCKET BOULEVARD WEST, SUITE 280
LOWELL, MASSACHUSETTS 01854

April [__], 2024
Dear Fellow Stockholders:
You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Rapid Micro Biosystems, Inc. (the “Company”) which will be conducted virtually on Thursday, May 23, 2024, beginning at 9:00 a.m. (Eastern Time). Our Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the virtual Annual Meeting, vote your shares electronically and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/RPID2024. We believe that hosting a virtual meeting format will allow stockholders to participate from any location and will lead to increased attendance, improved communications, lowered environmental impacts from travel and cost savings for our stockholders and the Company.
The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Details regarding how to attend the meeting and the business to be conducted at the Annual Meeting are more fully described in the Notice of Annual Meeting and Proxy Statement.
Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. We are providing proxy material access to our stockholders via the Internet at www.proxyvote.com. Internet distribution of our proxy materials conserves natural resources, lowers the cost of the Annual Meeting, and expedites receipt by stockholders. The matters to be acted upon at the Annual Meeting are also described in the Notice of Internet Availability of Proxy Materials (the "Notice of Internet Availability") that you will receive in the mail. Please give the proxy materials your careful attention.
You may vote via the Internet or by telephone by following the instructions on your Notice of Internet Availability. In order to vote via the Internet or by telephone, you must have the stockholder identification number provided in your Notice of Internet Availability. If you requested a proxy card by mail, you may vote by voting, signing and returning the proxy card in the postage-paid envelope provided. If you attend the Annual Meeting online, you may electronically vote at the meeting even if you previously returned your proxy card or voted via the Internet or by telephone. Please review the instructions for each voting option described in the Notice of Internet Availability and in the Proxy Statement.
Your vote is very important to us and to our business. Prior to the meeting, we encourage all of our stockholders to review these proxy materials and vote your shares.
Thank you for your support.
Sincerely,
Robert Spignesi
President and Chief Executive Officer
Kirk D. Malloy, Ph.D.
Chair of the Board of Directors

Notice of 2024 Annual Meeting of Stockholders
To be Held on Thursday, May 23, 2024
RAPID MICRO BIOSYSTEMS, INC.
1001 PAWTUCKET BOULEVARD WEST, SUITE 280,
LOWELL, MASSACHUSETTS 01854

The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Rapid Micro Biosystems, Inc., a Delaware corporation (the “Company”), will be held at 9:00 a.m., Eastern Time, on Thursday, May 23, 2024. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting electronically and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/RPID2024. The Annual Meeting is called for the following purposes:
(1)To elect Kirk D. Malloy, Ph.D., Melinda Litherland and Robert Spignesi as Class III Directors to serve until the 2027 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified, or until their earlier death, resignation or removal;
(2)To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
(3)To approve an amendment to our Restated Certificate of Incorporation to reflect new Delaware law provisions allowing for officer exculpation; and
(4)To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
Only holders of record of our outstanding shares of Class A common stock at the close of business on March 28, 2024, are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available at 1001 Pawtucket Boulevard West, Suite 280, Lowell, MA 01854 for 10 days before the Annual Meeting, and during the Annual Meeting, such list will be available to registered stockholders as a link on the meeting platform. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting. The holders of our Class B common stock are not entitled to notice of, or to vote on, any matter before the Annual Meeting.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 23, 2024:
We are providing proxy material access to our stockholders via the Internet at www.proxyvote.com. The matters to be acted upon at the Annual Meeting are described in the Notice of Internet Availability of Proxy Materials that you receive in the mail. Please give the proxy materials your careful attention.
In addition to their availability at www.proxyvote.com, this proxy statement and our 2023 Annual Report to Stockholders are available for viewing, printing and downloading at investors.rapidmicrobio.com.
It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.
By Order of the Board of Directors
James Xu
VP, Legal and Secretary
Lowell, Massachusetts
April [__], 2024
Your vote is important. Please vote.

PROXY STATEMENT
RAPID MICRO BIOSYSTEMS, INC.
1001 PAWTUCKET BOULEVARD WEST, SUITE 280, LOWELL, MASSACHUSETTS 01854
This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board of Directors” or “Board”) of Rapid Micro Biosystems, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Thursday, May 23, 2024 (the “Annual Meeting” or “2024 Annual Meeting”), at 9:00 a.m., Eastern Time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/RPID2024 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.
Only holders of record of outstanding shares of our Class A common stock (our “Class A stockholders”) at the close of business on March 28, 2024 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. Each share of our Class A common stock entitles its holder to one vote per share on all matters presented to our stockholders. At the close of business on the Record Date, there were [_] shares of Class A common stock outstanding and entitled to vote at the Annual Meeting. The holders of our Class B common stock are not entitled to notice of, or to vote on, any matter before the Annual Meeting.
Even if you plan to attend the Annual Meeting online, we encourage you to vote in advance of the Annual Meeting as described in this proxy statements, so that your vote will be counted if you later decide not to attend the Annual Meeting or encounter technical difficulties. If you wish to submit your votes before the virtual Annual Meeting, then you do not have to vote at the Annual Meeting unless you wish to change your vote.
If you do not have a 16-digit control number, you may still attend the Annual Meeting as a guest in listen-only mode. To attend as a guest, please visit www.virtualshareholdermeeting.com/RPID2024 and enter the information requested on the screen to register as a guest. Please note that you will not have the ability to vote or ask questions during the meeting if you participate as a guest.
This proxy statement, form of proxy card and the Company’s 2023 Annual Report to Stockholders for the fiscal year ended December 31, 2023 (the “2023 Annual Report”) will be released on or about April [__], 2024 to our Class A stockholders as of the Record Date.
In this proxy statement, “we,” “us,” “our,” the “Company” and “Rapid Micro Biosystems” refer to Rapid Micro Biosystems, Inc., and, unless otherwise stated, all of its subsidiaries.
This proxy statement, the accompanying proxy card and our 2023 Annual Report to stockholders were first made available to stockholders on or about April [__], 2024.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, MAY 23, 2024
This Proxy Statement and our 2023 Annual Report to Stockholders,
which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, are available at http://www.proxyvote.com/
and at investors.rapidmicrobio.com under the tab “Financial Information”
for viewing, downloading and printing.
A copy of our Annual Report on Form 10-K for the year ended December 31, 2023 as filed with the Securities and Exchange Commission (the "SEC"), except for exhibits, will be furnished without charge to any stockholder upon written or oral request to Rapid Micro Biosystems, Inc., 1001 Pawtucket Boulevard West, Suite 280, Lowell, MA 01854, Attention: Investor Relations, Telephone 1-978-349-3200.
To attend, vote and submit questions during the Annual Meeting visit www.virtualshareholdermeeting.com/RPID2024 and enter the control number included in your Notice of Internet Availability of Proxy Materials, voting instruction form, or proxy card. Stockholders may vote during the Annual Meeting by following the instructions available on the Annual Meeting Website. Those without a control number may attend as guests of the meeting but will not have the option to vote or ask questions during the virtual meeting. Online access to the webcast will open approximately 15 minutes prior to the start of the Annual Meeting. To submit questions in advance of the Annual Meeting, visit www.proxyvote.com before noon Eastern Time on May 22, 2024 and enter your control number.
All stockholders—even if you plan on attending the Annual Meeting—are encouraged to vote their shares in advance online or, if you requested printed copies of the proxy materials, by phone or by mail, to ensure that your vote will be represented at the Annual Meeting. For more detailed information, see the section entitled “How Do I Vote” beginning on page 5 of this Proxy Statement.
Proxy Materials Are Available on the Internet
Rapid Micro Biosystems uses the Internet as the primary means of furnishing proxy materials to stockholders. We send a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to our stockholders with instructions on how to access the proxy materials online at proxyvote.com or request a printed copy of materials.
Stockholders may follow the instructions in the Notice of Internet Availability to elect to receive future proxy materials in print by mail or electronically by email. We encourage stockholders to take advantage of the availability of proxy materials online to reduce environmental impact and mailing costs.
Rapid Micro Biosystems’ proxy materials are also available at investors.rapidmicrobio.com.

PROPOSALS
At the Annual Meeting, our stockholders will be asked:
(1)To elect Kirk D. Malloy, Ph.D., Melinda Litherland and Robert Spignesi as Class III Directors to serve until the 2027 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified, or until their earlier death, resignation or removal;
(2)To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
(3)To approve an amendment to our Restated Certificate of Incorporation to reflect new Delaware law provisions allowing for officer exculpation; and
(4)To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
RECOMMENDATIONS OF THE BOARD
The Board recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Class A common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Class A common stock represented by the proxies will be voted, and the Board recommends that you vote:

(1)FOR the election of Kirk D. Malloy, Ph.D., Melinda Litherland and Robert Spignesi as Class III Directors to serve until the 2027 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified, or until their earlier death, resignation or removal;
(2)FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and
(3)FOR the amendment to our Restated Certificate of Incorporation to reflect new Delaware law provisions allowing for officer exculpation.
INFORMATION ABOUT THIS PROXY STATEMENT
Why you received this proxy statement. You are viewing or have received these proxy materials because Rapid Micro Biosystems’ Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the SEC and that are designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Rapid Micro Biosystems is making this proxy statement and its 2023 Annual Report available to its Class A stockholders electronically via the Internet. On or about April [__], 2024, we mailed to our Class A stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) containing instructions on how to access this proxy statement and our 2023 Annual Report and vote online. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Notice of Internet Availability instructs you on how to access and review all of the important information contained in this proxy statement and 2023 Annual Report. The Notice of Internet Availability also instructs you on how you may submit your proxy over the Internet. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Notice of Internet Availability.
Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.
Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate set of proxy materials, as requested, to any stockholder at the shared address to which a single set of those documents was delivered. If you prefer to receive separate copies of the proxy materials for the Annual Meeting or in the future, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one set of future proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE 2024 ANNUAL MEETING OF STOCKHOLDERS
WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?
The Record Date for the Annual Meeting is March 28, 2024. You are entitled to vote at the Annual Meeting only if you were a Class A stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available at 1001 Pawtucket Boulevard West, Suite 280, Lowell, MA 01854 for 10 days before the Annual Meeting, and during the Annual Meeting, such list will be available to registered stockholders as a link on the meeting platform.
You will need to obtain your own Internet access if you choose to attend the Annual Meeting and/or vote over the Internet. Each share of our Class A common stock entitles its holder to one vote per share on all matters presented to our stockholders. The holders of our Class B common stock are not entitled to vote on any matter before the Annual Meeting. If the holders of our Class B common stock convert their shares to Class A common stock after the Record Date, such Class A common stock will not be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were [_] shares of Class A common stock issued and outstanding and entitled to vote at the Annual Meeting.
WHAT IS THE DIFFERENCE BETWEEN BEING A “RECORD HOLDER” AND HOLDING SHARES IN “STREET NAME”?
A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.
AM I ENTITLED TO VOTE IF MY SHARES ARE HELD IN “STREET NAME”?
Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, our proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If you have not received a 16-digit control number, you should contact your bank or broker to obtain your control number or otherwise vote through the bank or broker.
HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, electronically or by proxy, of the holders of a majority in voting power of Class A common stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.
WHO CAN ATTEND THE 2024 ANNUAL MEETING OF STOCKHOLDERS?
You may attend the Annual Meeting only if you are a Rapid Micro Biosystems stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. The Annual Meeting will be held entirely online to allow greater participation. You will be able to attend the Annual Meeting and submit your questions by visiting the following website: www.virtualshareholdermeeting.com/RPID2024. You will also be able to vote your shares electronically at the Annual Meeting.
To participate in the Annual Meeting, you will need the 16-digit control number included in your Notice of Internet Availability, on your proxy card or on the instructions that accompanied your proxy materials. If you hold your shares through a bank or broker, instructions should also be provided on the voting instruction card provided by your bank or brokerage firm. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions, or access the list of stockholders as of the Record Date.
The meeting webcast will begin promptly at 9:00 a.m., Eastern Time, on Thursday, May 23, 2024. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:45 a.m., Eastern Time, and you should allow ample time for check-in procedures.

WHY A VIRTUAL MEETING?
We are excited to host a virtual meeting, which we believe will provide expanded access, improved communication and cost savings for us and our stockholders. We believe the virtual meeting will enable increased stockholder attendance and participation since stockholders can participate from any location around the world, and will lead to improved communications, lowered environmental impacts from travel and cost savings for our stockholders and the Company. Furthermore, as part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, we believe that hosting a virtual meeting is in the best interests of the Company and such attendees of the Annual Meeting.
WHAT IF DURING THE CHECK-IN TIME OR DURING THE ANNUAL MEETING I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL MEETING WEBSITE?
We will have technicians ready to assist you with any technical difficulties that you may have accessing the virtual meeting website and information for assistance will be located on the Annual Meeting login page. If you experience technical difficulties during the check-in process or during the meeting, a technical assistance phone number will be made available on the virtual meeting registration page 15 minutes prior to the start time of the meeting.
WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL MEETING?
If a quorum is not present at the scheduled time of the Annual Meeting, (i) the Chair of the Annual Meeting or (ii) a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present electronically or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.
WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE NOTICE OF INTERNET AVAILABILITY OR MORE THAN ONE SET OF PROXY MATERIALS?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Notice of Internet Availability or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.
HOW DO I VOTE?
We recommend that stockholders promptly vote by proxy even if they plan to participate in the Annual Meeting using any of the methods described below. If stockholders later decide to attend the Annual Meeting via the online webcast and vote electronically during the meeting, that vote will automatically revoke any previously submitted proxy.

Shares Registered in Name of Stockholder. If you are a stockholder of record, there are three ways to vote by proxy:
•by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Notice of Internet Availability or proxy card;
•by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;
•by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or
•Online during the Annual Meeting—You can vote online during the Annual Meeting by visiting www.virtualshareholdermeeting.com/RPID2024 and entering the 16-digit control number included on your Notice of Internet Availability, proxy card or the instructions that accompanied your proxy materials and following the on-screen instructions. The availability of online voting may depend on the voting procedures of the organization that holds your shares. The meeting webcast will begin promptly at 9:00 a.m., Eastern Time, on Thursday, May 23, 2024. Online access will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test your system. If you experience technical difficulties during the check-in process or during the meeting, a technical assistance phone number will be made available on the virtual meeting registration page 15 minutes prior to the start time of the meeting.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on May 22, 2024. Stockholders may vote at the Annual Meeting by visiting

www.virtualshareholdermeeting.com/RPID2024 and entering the 16-digit control number included on your Notice of Internet Availability, proxy card or the instructions that accompanied your proxy materials. The Annual Meeting webcast will begin promptly at 9:00 a.m., Eastern Time, on Thursday, May 23, 2024.
Shares Registered in Street Name. If your shares are held in street name through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares at the Annual Meeting, you may visit www.virtualshareholdermeeting.com/RPID2024 and enter the 16-digit control number included in the voting instruction card provided to you by your bank or brokerage firm. If you hold your shares in street name and you do not receive a 16-digit control number, you may need to log in to your bank or brokerage firm’s website and select the shareholder communications mailbox to access the meeting and vote. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm.
CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?
Yes.
If you are a registered stockholder, you may revoke your proxy and change your vote by:
•submitting a duly executed proxy bearing a later date;
•granting a subsequent proxy through the Internet or telephone;
•giving written notice of revocation to the Secretary of Rapid Micro Biosystems prior to the Annual Meeting; or
•voting electronically at the Annual Meeting.
Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your virtual attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote electronically during the Annual Meeting.

Written notices of revocation should be addressed to:

Rapid Micro Biosystems, Inc.
1001 Pawtucket Boulevard West, Suite 280,
Lowell, Massachusetts 01854
Attention: James Xu, VP, Legal and Secretary

Any change to your proxy that is provided by Internet or telephone must be submitted by 11:59 p.m., Eastern Time, on May 22, 2024, the day before the Annual Meeting. If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote electronically during the Annual Meeting.
WHO WILL COUNT THE VOTES?
A representative of Broadridge Financial Solutions, Inc., our inspector of elections, will tabulate and certify the votes.
WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on page 3 of this proxy statement, as well as with the description of each proposal in this proxy statement.
WILL ANY OTHER BUSINESS BE CONDUCTED AT THE ANNUAL MEETING?
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

HOW MANY VOTES ARE REQUIRED FOR THE APPROVAL OF THE PROPOSALS TO BE VOTED UPON AND HOW WILL ABSTENTIONS AND BROKER NON-VOTES BE TREATED?

Proposal	Votes Required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III Directors.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively by the holders entitled to vote on the proposal.	Abstentions and broker non-votes, if any, will have no effect.

Proposal 3: Approval of the Amendment to Restated Certificate of Incorporation to Reflect New Delaware Law Provisions Allowing for Officer Exculpation	The affirmative vote of the holders of a majority in voting power of the outstanding shares entitled to vote on the proposal.	Abstentions and broker non-votes, if any, will have the effect of a vote against the charter amendment.
WHAT IS AN ABSTENTION AND HOW WILL VOTES WITHHELD AND ABSTENTIONS BE TREATED?
A “vote withheld,” in the case of the proposal regarding the election of directors, is an explicit choice not to vote FOR a nominee or nominees and will have no effect on the election of directors. An abstention, in the case of the proposal regarding the approval of the charter amendment, is an explicit choice not to vote FOR or AGAINST the proposal and will have the effect of a vote against the charter amendment. An abstention, in the case of the proposal regarding the ratification of the appointment of PricewaterhouseCoopers LLP, is an explicit choice not to vote FOR or AGAINST the proposal and will have no effect on the outcome of the vote. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum.
WHAT ARE BROKER NON-VOTES, HOW WILL THEY BE TREATED AND DO THEY COUNT FOR DETERMINING A QUORUM?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors and the charter amendment. Broker non-votes will have no effect on the election of directors because our directors are elected by plurality vote. Broker non-votes will have the effect of voting AGAINST the charter amendment proposal because such proposal requires the affirmative vote of the holders of a majority in voting power of the outstanding shares entitled to vote on the proposal. Broker non-votes count for purposes of determining whether a quorum is present.
WHERE CAN I FIND THE VOTING RESULTS OF THE 2024 ANNUAL MEETING OF STOCKHOLDERS?
We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC shortly after the Annual Meeting.
WILL THERE BE A QUESTION AND ANSWER SESSION DURING THE ANNUAL MEETING?
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted by stockholders prior to and during the meeting that are pertinent to the Company and the meeting matters, after the completion of the Annual Meeting. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than as a “Guest”) by following the procedures outlined above in “Who can attend the 2024 Annual Meeting of

Stockholders?” will be permitted to submit questions prior to and during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
•irrelevant to the business of the Company or to the business of the Annual Meeting;
•related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;
•related to any pending, threatened or ongoing litigation;
•related to personal grievances;
•derogatory references to individuals or that are otherwise in bad taste;
•substantially repetitious of questions already made by another stockholder;
•in excess of the two question limit;
•in furtherance of the stockholder’s personal or business interests; or
•out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Secretary in their reasonable judgment.
Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than as a “Guest”) by following the procedures outlined above in “Who can attend the 2024 Annual Meeting of Stockholders?”
This proxy statement, the accompanying proxy card and our 2023 Annual Report to stockholders were first made available to stockholders on or about April [__], 2024.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, MAY 23, 2024
This Proxy Statement and our 2023 Annual Report to Stockholders,
which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, are available at http://www.proxyvote.com/
and at investors.rapidmicrobio.com under the tab “Financial Information”
for viewing, downloading and printing.
A copy of our Annual Report on Form 10-K for the year ended December 31, 2023 as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written or oral request to Rapid Micro Biosystems, Inc., 1001 Pawtucket Boulevard West, Suite 280, Lowell, MA 01854, Attention: Investor Relations, Telephone 1-978-349-3200.
Proxy Materials Are Available on the Internet
Rapid Micro Biosystems uses the Internet as the primary means of furnishing proxy materials to stockholders. We send a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to our stockholders with instructions on how to access the proxy materials online at proxyvote.com or request a printed copy of materials.
Stockholders may follow the instructions in the Notice of Internet Availability to elect to receive future proxy materials in print by mail or electronically by email. We encourage stockholders to take advantage of the availability of proxy materials online to reduce environmental impact and mailing costs.
Rapid Micro Biosystems’ proxy materials are also available at investors.rapidmicrobio.com.

PART 1 - PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

PROPOSAL 1: Election of Directors
At the Annual Meeting, three (3) Class III Directors are to be elected to hold office until the 2027 Annual Meeting of Stockholders and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.
In accordance with the terms of our restated certificate of incorporation and amended and restated bylaws, our Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting of stockholders following election or such director’s death, resignation or removal, whichever is the earliest to occur. The current class structure is as follows: Class I, whose term will expire at the 2025 Annual Meeting of Stockholders; Class II, whose term will expire at the 2026 Annual Meeting of Stockholders; and Class III, whose term currently expires at the 2024 Annual Meeting of Stockholders and whose subsequent term will expire at the 2027 Annual Meeting of Stockholders.
Kirk D. Malloy, Ph.D., Melinda Litherland and Robert Spignesi are current Class III Directors whose terms expire at the Annual Meeting. The Board, upon the recommendation of our Nominating and Corporate Governance Committee, has nominated Kirk D. Malloy, Ph.D., Melinda Litherland and Robert Spignesi for election as Class III Directors, each to hold office until the 2027 Annual Meeting of Stockholders and until their successor has been duly elected and qualified or until their earlier death, resignation or removal.
The three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III Directors. This is called plurality. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Class A common stock represented by the proxy for the election as Class III Directors the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are currently serving as our directors. In the event any of the nominees should become unable to serve or for good cause will not serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. The Board has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.
NOMINEES FOR CLASS III DIRECTORS (CURRENT TERMS TO EXPIRE AT THE 2024 ANNUAL MEETING)
The nominees for election to the Board as Class III Directors are as follows:

Name	Age	Served as a Director Since	Positions with Rapid Micro Biosystems
Kirk D. Malloy, Ph.D.	57	2023	Director
Melinda Litherland	66	2021	Director
Robert Spignesi	55	2014	Director

The principal occupations and business experience, for at least the past five years, of each Class III Director nominee, as of April [__], 2024, are as follows:

KIRK D. MALLOY, PH.D.	Age 57

Kirk D. Malloy, Ph.D. has served as a member and the Chair of our Board since July 2023. Dr. Malloy has served as the founder and principal of BioAdvisors, LLC ("BioAdvisors") since April 2016, where he provides strategic consulting services to life science, molecular diagnostics and genomics companies. Prior to founding BioAdvisors in April 2016, he was at Illumina, Inc. ("Illumina") from 2002 to 2016, most recently as Senior Vice President and General Manager of Life Sciences and Applied Markets from January 2014 to April 2016. From May 2005 to December 2013, he served as vice president of Global Customer Solutions; he was also Vice President of Global Quality from December 2005 to May 2007. Dr. Malloy joined Illumina in 2002 as Senior Director of Global Customer Solutions. Before Illumina, he held various commercial leadership positions at Biosite Inc. and QIAGEN Inc. Dr. Malloy currently serves as a director for NanoString Technologies, Inc. (Nasdaq: NSTG) and DermTech, Inc. (Nasdaq: DMTK), as Chairman of the board of directors of Tagomics, Ltd., a cancer diagnostics company, and is a director for several private genomics tools companies. Dr. Malloy earned his B.S. in Marine Science and Biology from the University of Miami, his M.S. and Ph.D. from the University of Delaware and held post-doctoral and instructor positions at Boston University and Northeastern University. We believe that Dr. Malloy’s extensive executive leadership positions, experience serving on boards of life sciences companies, and scientific expertise and education qualify him to serve on our Board.

MELINDA LITHERLAND	Age 66

Melinda Litherland has served as a member of our Board since June 2021. Ms. Litherland currently serves on the board of directors of Bio-Rad Laboratories, Inc. (NYSE: BIO), where she has served since April 2017. Ms. Litherland retired in 2015 as a Partner at Deloitte & Touche LLP. During her 34 years at Deloitte & Touche LLP, she worked primarily with technology and life science companies in both audit and consulting capacities. Ms. Litherland holds a B.A. in Economics from Rice University and a Master of Accounting from the Rice University Jones Graduate School of Business. Ms. Litherland is a certified public accountant and a member of the American Institute of CPAs (AICPA). We believe that Ms. Litherland’s extensive financial and life sciences experience qualifies her to serve on our Board.

ROBERT SPIGNESI	Age 55

Robert Spignesi has served as our President and Chief Executive Officer and as a member of our Board since October 2014. Previously, Mr. Spignesi served as the Vice President & General Manager, Americas of the Microbiology Division at Thermo Fisher Scientific and the Vice President of Global Strategy, Business Development and Marketing at Fisher Scientific. Earlier in his career, he served as an Aviation Officer with the U.S. Army. Mr. Spignesi holds an M.B.A. from Columbia University and a B.S. in Economics from the United States Military Academy at West Point. We believe that Mr. Spignesi’s role as President and Chief Executive Officer of our company and broad industry experience qualify him to serve on our Board.
VOTE REQUIRED
The proposal regarding the election of directors requires the approval of a plurality of the votes cast to elect a director. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III Directors. Votes withheld and broker non-votes will have no effect on the outcome of the election of directors.
RECOMMENDATION OF THE BOARD OF DIRECTORS

Ü
Our Board unanimously recommends a vote FOR the election of each of Kirk D. Malloy, Ph.D., Melinda Litherland and Robert Spignesi as Class III Directors to serve until the 2027 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified, or until their earlier death, resignation or removal.

PROPOSAL 2: Ratification of Appointment of Independent Registered Public Accounting Firm
Our Audit Committee has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Our Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of PricewaterhouseCoopers LLP is not required by law or Nasdaq rules, we value the opinions of our stockholders and our Audit Committee believes that stockholder ratification of our appointment is a good corporate governance practice.
PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since 2010. Neither PricewaterhouseCoopers LLP nor any of its members has any direct or indirect financial interest in, or any connection with, us in any capacity other than as our auditors, providing audit and non-audit related services.
A representative of PricewaterhouseCoopers LLP is expected to attend the Annual Meeting, have an opportunity to make a statement if he or she desires to do so, and be available to respond to appropriate questions from stockholders.
In the event that the appointment of PricewaterhouseCoopers LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent registered public accounting firm for the fiscal year ending December 31, 2024. Even if the appointment of PricewaterhouseCoopers LLP is ratified, the Audit Committee retains the discretion to appoint a different independent registered public accounting firm at any time if it determines that such a change is in the interests of the Company.
VOTE REQUIRED
This proposal requires the approval of the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively by the holders entitled to vote thereon. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote.
RECOMMENDATION OF THE BOARD OF DIRECTORS

Ü
The Board unanimously recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

PROPOSAL 3: Approval of Amendment to Our Restated Certificate of Incorporation to Reflect New Delaware Law Provisions Allowing for Officer Exculpation

Background

In August 2022, the State of Delaware, which is our state of incorporation, enacted legislation that enables Delaware companies to limit the liability of certain officers in limited circumstances under Section 102(b)(7) of the Delaware General Corporation Law (“DGCL”). Amended DGCL Section 102(b)(7) only permits exculpation for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class actions, but does not permit companies to eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Furthermore, the new law also does not allow officers to be exculpated for breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit.

Our Board of Directors believes it is important to provide protection from certain liabilities and expenses that may discourage prospective or current officers from serving in such capacities at our company. In the absence of such protection, qualified officers might be deterred from serving as officers due to exposure to personal liability and the risk that substantial expense will be incurred in defending lawsuits, regardless of merit. In particular, our Board of Directors took into account the narrow class and type of claims that such officers would be exculpated from liability, the limited number of our officers that would be impacted, and the benefits our Board of Directors believes would accrue to our company by providing for officer exculpation, all in accordance with DGCL Section 102(b)(7), including, without limitation, the ability to attract and retain key officers and the potential to reduce litigation costs associated with frivolous lawsuits.

The Board of Directors balanced these considerations with our corporate governance guidelines and practices and determined that it is advisable and in the best interests of the Company and our stockholders to adopt an amendment to our Restated Certificate of Incorporation (the “Certificate of Incorporation”), in order to permit limitation of liability of officers of the Company as and to the extent provided by DGCL Section 102(b)(7). We refer to this proposed amendment to our Certificate of Incorporation as the “Charter Amendment” in this proxy statement.

Text of Proposed Charter Amendment

Our Certificate of Incorporation currently provides for the exculpation of directors, but does not include a provision that allows for the exculpation of officers. With the goal of attracting and retaining key officers and in an effort to reduce litigation costs associated with frivolous lawsuits, we propose to adopt the Charter Amendment. The Charter Amendment would amend our Restated Certificate of Incorporation by adding a new Article TWELFTH to reflect new Delaware law provisions regarding exculpation of officers as follows:

“TWELFTH: To the fullest extent permitted by the General Corporation Law of the State of Delaware, an Officer (as defined below) of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as an officer of the Corporation, except for liability (a) for any breach of the Officer’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for any transaction from which the Officer derived an improper personal benefit, or (d) arising from any claim brought by or in the right of the Corporation. If the General Corporation Law of the State of Delaware is amended after the effective date of this Restated Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of Officers, then the liability of an Officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended. For purposes of this Article TWELFTH, “Officer” shall mean an individual who has been duly appointed as an officer of the Corporation and who, at the time of an act or omission as to which liability is asserted, is deemed to have consented to service by the delivery of process to the registered agent of the Corporation as contemplated by Section 3114(b) of Title 10 of the General Corporation Law of the State of Delaware.”

Any amendment, repeal or modification of this Article TWELFTH by either of (i) the stockholders of the Corporation or (ii) an amendment to the General Corporation Law of the State of Delaware, shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as an Officer at the time of such amendment, repeal or modification.”

The proposed Charter Amendment is attached as Appendix A to this proxy statement.

Reasons for the Proposed Charter Amendment

Our Board of Directors believes it is appropriate for public companies in states that allow exculpation of officers to have exculpation clauses in their certificates of incorporation. The nature of the role of directors and officers often requires them to make decisions on crucial matters. Frequently, directors and officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. Limiting concern about personal risk would empower both directors and officers to best exercise their business judgment in furtherance of stockholder interests. We expect our peers to adopt exculpation clauses that limit the personal liability of officers in their certificates of incorporation, and failing to adopt the proposed Charter Amendment could impact our recruitment and retention of exceptional officer candidates that conclude that the potential exposure to liabilities, costs of defense and other risks of proceedings exceeds the benefits of serving as an officer of our company. Further, the Board believes that the Charter Amendment would not negatively impact shareholder rights, particularly taking into account the narrow class and type of claims for which officers’ liability would be exculpated.

For the reasons stated above, on March 26, 2024, the Board of Directors determined that the proposed Charter Amendment is advisable and in the best interest of our company and our stockholders and authorized and approved the proposed Charter Amendment and directed that it be considered at the Annual Meeting. The Board of Directors believes the proposed Charter Amendment would better position our company to attract top officer candidates and retain our current officers and enable the officers to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability. Additionally, it would align the protections for our officers with those protections currently afforded to our directors.

The proposed Charter Amendment is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any officer.

Timing and Effect of the Charter Amendment

If the proposed Charter Amendment is approved by our stockholders, it will become effective immediately upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, which we expect to file promptly after the Annual Meeting. Other than the addition of Article TWELFTH, the remainder of our Certificate of Incorporation will remain unchanged after effectiveness of the Charter Amendment. If the proposed Charter Amendment is not approved by our stockholders, our Certificate of Incorporation will remain unchanged. In accordance with the DGCL, the Board of Directors may elect to abandon the proposed Charter Amendment without further action by the stockholders at any time prior to the effectiveness of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval of the proposed Charter Amendment.

VOTE REQUIRED

The affirmative vote of holders of a majority of the shares of Class A common stock outstanding and entitled to vote as of the record date is required to approve the Charter Amendment. Abstentions and broker non-votes will have the effect of a vote against the Charter Amendment.
RECOMMENDATION OF THE BOARD OF DIRECTORS

Ü	The Board unanimously recommends a vote FOR the amendment to our Restated Certificate of Incorporation to reflect new Delaware law provisions allowing for officer exculpation.

PART 2 - CORPORATE GOVERNANCE
GENERAL
Our Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of Rapid Micro Biosystems. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics in the “Corporate Governance” section of the “Investor Relations” page of our website located at investors.rapidmicrobio.com, or by writing to our Corporate Secretary at our offices at 1001 Pawtucket Boulevard West, Suite 280, Lowell, Massachusetts 01854. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement, and you should not consider that information a part of this proxy statement.
BOARD COMPOSITION
Our Board currently consists of eight (8) members: David Hirsch, Richard Kollender, Melinda Litherland, Inese Lowenstein, Kirk D. Malloy, Ph.D., Natale Ricciardi, Jeffrey Schwartz and Robert Spignesi. Our Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting following election or such director’s death, resignation or removal, whichever is the earliest to occur. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of the Company. Our directors may be removed only for cause and only by the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Company entitled to vote at an election of directors.
DIRECTOR INDEPENDENCE
In March 2024, our Board undertook a review of the independence of each director and the composition of the Board and its committees. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has affirmatively determined that each of David Hirsch, Richard Kollender, Melinda Litherland, Inese Lowenstein, Kirk D. Malloy, Ph.D., Natale Ricciardi and Jeffrey Schwartz is independent, as defined under the rules of the Nasdaq Stock Market LLC (“Nasdaq”). In making that determination, our Board considered the relationships that each director has with the Company and all other facts and circumstances the Board deemed relevant in determining independence, including the potential deemed beneficial ownership of our capital stock by each director and respective affiliations, including non-employee directors that are affiliated with certain of our major stockholders. We expect that the composition and functioning of our Board and each of the committees of the Board will continue to comply with all applicable requirements of Nasdaq and the rules and regulations of the SEC. There are no family relationships among any of our directors or executive officers. Under the applicable requirements of Nasdaq and the rules and regulations of the SEC, Robert Spignesi is not an independent director because he is currently employed as our President and Chief Executive Officer.
EXECUTIVE SESSIONS
The independent members of the Board meet in regularly scheduled executive sessions. Such meetings are presided over by the Chair of the Board (or, if the Chair of the Board does not qualify as independent, by a lead director).
DIRECTOR CANDIDATES
The Nominating and Corporate Governance Committee is responsible for identifying and reviewing the qualifications of potential director candidates and recommending to the Board those candidates to be nominated for election to the Board.
To facilitate the search process for director candidates, the Nominating and Corporate Governance Committee may solicit our current directors and executives for the names of potentially qualified candidates or may ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’

independence from us and potential conflicts of interest, and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee of candidates for election as director.
In accordance with our Corporate Governance Guidelines, in evaluating the suitability of individual candidates, the Nominating and Corporate Governance Committee may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to gender, ethnicity, religion, nationality, disability, sexual orientation, place of residence, military service and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. Our Corporate Governance Guidelines provide that the Board should evaluate each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. The Nominating and Corporate Governance Committee assesses the effectiveness of its diversity policy in connection with its annual self-evaluation process.
Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, Rapid Micro Biosystems, Inc., 1001 Pawtucket Boulevard West, Suite 280, Lowell, Massachusetts 01854. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
COMMUNICATIONS WITH THE BOARD
Anyone who would like to communicate with, or otherwise make his or her concerns known directly to the Board, the Chair of any of the Audit, Nominating and Corporate Governance, and Compensation Committees, or to the independent directors as a group, may do so by addressing such communications or concerns to the Secretary of the Company, 1001 Pawtucket Boulevard West, Suite 280, Lowell, Massachusetts 01854, who will forward such communications to the appropriate party. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Such communications may be done confidentially or anonymously.
BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT
Our Board exercises its discretion in combining or separating the roles of Chair of the Board and Chief Executive Officer as it deems appropriate in light of prevailing circumstances. We believe that we, like many U.S. companies, are well-served by a flexible leadership structure. Currently, Kirk D. Malloy, Ph.D. serves as Chair of the Board, and we have separated the position of the Chair of the Board and that of the Chief Executive Officer, which is held by Robert Spignesi. While our Board believes the separation of these positions serves our Company well, the Board does not believe that it is appropriate to prohibit one person from serving as both Chair of the Board and Chief Executive Officer. Our Corporate Governance Guidelines provide the flexibility for our Board to modify our leadership structure in the future as it deems appropriate, and our Board will continue to consider whether the positions of Chair of the Board and Chief Executive Officer should be separated or combined at any given time as part of our succession planning process.
Our Corporate Governance Guidelines provide that, if the Chair of the Board is a member of management or is a director that does not otherwise qualify as an independent director, the independent directors may elect a lead director whose responsibilities include presiding over all meetings of the Board at which the Chair is not present, including any executive sessions of the independent directors; approving meeting schedules and agendas; and acting as the liaison between the independent directors and the Chief Executive Officer and Chair of the Board, as appropriate. The full list of responsibilities of our lead director may be found in our Corporate Governance Guidelines. We currently do not have a lead director as the Chair of the Board is an independent director.

One of the key functions of our Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss our major financial and cybersecurity risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our Audit Committee also monitors compliance with legal and regulatory requirements. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance practices, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is regularly informed through committee reports about such risks.
ANTI-HEDGING POLICY
Our Board has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control that are subject to such policy from purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities. All such transactions involving our equity securities, whether such securities were granted as compensation or are otherwise held, directly or indirectly, by the persons and entities subject to this policy, are prohibited.

COMPENSATION RECOVERY POLICY

In accordance with the requirements of the final compensation recovery rules adopted by the SEC in October 2022 and the Nasdaq’s listing rules adopted in June 2023, our Board adopted a Compensation Recovery Policy effective as of October 2, 2023. If we are required to prepare a financial restatement due to material noncompliance with any financial reporting requirements, the Compensation Recovery Policy requires (subject to certain limited exceptions described in the policy and permitted by the final clawback rules) that we recover any incentive-based compensation that was based upon the attainment of a financial reporting measure and that was received by any current or former executive officer during the three-year period preceding the date that the restatement was required if such compensation exceeds the amount that the executive officers would have received based on the restated financial statements.

CODE OF ETHICS
We have adopted a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Business Conduct and Ethics is available under the Corporate Governance section of the “Investor Relations” page of our website at investors.rapidmicrobio.com. In addition, we intend to post on our website all disclosures that are required by law or the Nasdaq rules concerning any amendments to, or waivers from, any provision of the code.

PART 3 – BOARD OF DIRECTORS

BOARD OF DIRECTORS
The following table sets forth our current directors, as of the date of this proxy statement, including three of our current directors who are nominated for re-election at the 2024 Annual Meeting.

Name	Age	Positions with Rapid Micro Biosystems	Class
David Hirsch, M.D., Ph.D.	53	Director	I
Richard Kollender	54	Director	II
Melinda Litherland	66	Director	III
Inese Lowenstein	51	Director	I
Kirk D. Malloy, Ph.D.	57	Director, Chair	III
Natale Ricciardi	75	Director	II
Jeffrey Schwartz	45	Director	II
Robert Spignesi	55	Director, President and Chief Executive Officer	III
Our Board has nominated all Class III directors for re-election to three-year terms at the 2024 Annual Meeting.
Further, the biographical description below for each director nominee includes the specific experience, qualifications, skills, attributes and characteristics that led to the decision of our Board that such person should serve as a director of Rapid Micro Biosystems.
CONTINUING MEMBERS OF THE BOARD OF DIRECTORS:
CLASS I DIRECTORS (TERMS TO EXPIRE AT THE 2025 ANNUAL MEETING)
The current members of the Board who are Class I Directors are as follows:

Name	Served as a Director Since	Positions with Rapid Micro Biosystems
David Hirsch, M.D., Ph.D.	2013	Director
Inese Lowenstein	2021	Director
The principal occupations and business experience, for at least the past five years, of each Class I Director, as of April [__], 2024, are as follows:

DAVID HIRSCH, M.D., Ph.D.	Age 53

David Hirsch, M.D., Ph.D. has served as a member of our Board since June 2013. Dr. Hirsch has served as the Chief Executive Officer of Alpha-9 Oncology, Inc., a clinical stage radiopharmaceutical company, since October 2022. Dr. Hirsch co-founded Longitude Capital in 2006, where he served as a Managing Director from 2006 to 2022, and as Venture Partner since 2022. Dr. Hirsch previously served on the board of directors of multiple companies in the life sciences industry, including Collegium Pharmaceutical, Inc. (Nasdaq: COLL) from January 2012 to July 2020, Molecular Templates, Inc. (Nasdaq: MTEM) from August 2017 to May 2023, Tricida, Inc. (TCDA) from July 2016 to June 2023, and Poseida Therapeutics, Inc. (Nasdaq: PSTX) from March 2018 to May 2022. Dr. Hirsch holds a Ph.D. in Biology from the Massachusetts Institute of Technology, an M.D. from Harvard Medical School and a B.A. in Biology from Johns Hopkins University. We believe that Dr. Hirsch’s extensive experience serving on the boards of public companies, his investment experience and his scientific expertise and education qualify him to serve on our Board.

INESE LOWENSTEIN	Age 51

Inese Lowenstein has served as a member of our Board since December 2021. Ms. Lowenstein has over 20 years of business and leadership experience in the life science, diagnostic and high-tech material industries. Ms. Lowenstein served in a part-time role as Senior Talent Advisor to Danaher Corporation (NYSE: DHR) ("Danaher") from April 2021 to March 2022. Prior to her role as Senior Talent Advisor, Ms. Lowenstein was President of SCIEX, a Danaher company, from September 2017 to March 2021, and was Senior Vice President of Global Sales & Service at SCIEX from August 2016 to

September 2017. Prior to joining SCIEX, she held roles of increasing responsibility at Merck KGaA and EMD Millipore, most recently as an Executive Vice President, Head of Display Materials Business Unit. Ms. Lowenstein has served on the board of directors of PerkinElmer Limited since August 2023. Ms. Lowenstein holds a Bachelor of Economics, Engineering Science from Riga Technical University, Latvia, and an M.B.A. from Walter A. Haas School of Business, University of California at Berkeley. We believe that Ms. Lowenstein’s extensive cross-industry and international business and leadership experience qualify her to serve on our Board.
CLASS II DIRECTORS (TERMS TO EXPIRE AT THE 2026 ANNUAL MEETING)
The current members of the Board who are Class II Directors are as follows:

Name	Served as a Director Since		Positions with Rapid Micro Biosystems
Jeffrey Schwartz	2018		Director
Richard Kollender	2009	(1)	Director
Natale Ricciardi	2016		Director
_____________________
(1)Mr. Kollender has served as a director since 2009, except for the period from February 2017 to October 2018.

The principal occupations and business experience, for at least the past five years, of each Class II Director, as of April [__], 2024, are as follows:

JEFFREY SCHWARTZ	Age 45

Jeffrey Schwartz has served as a member of our Board since April 2018 and Chair of our Board from April 2018 to July 2023. Mr. Schwartz currently serves as a Partner of Bain Capital Life Sciences, LP, where he is a founding member and has served since 2016. Prior to founding Bain Capital Life Sciences, he was a leader within the healthcare vertical of Bain Capital Private Equity, LP. Mr. Schwartz also served on the board of directors of SpringWorks Therapeutics, Inc. (Nasdaq: SWTX) from August 2017 to August 2023. Mr. Schwartz holds an M.B.A. from the Wharton School at the University of Pennsylvania, where he was a Palmer Scholar, and holds a B.A. in economics from Yale University. We believe that Mr. Schwartz’s extensive industry and transactional experience qualify him to serve on our Board.

RICHARD KOLLENDER	Age 54

Richard Kollender has served as a member of our Board since July 2009, except for the period from February 2017 to October 2018. From August 2016 to September 2018, Mr. Kollender served as our Chief Business Officer and Chief Financial Officer. Since April 2022, Mr. Kollender has served as the Chief Financial Officer and Chief Business Officer of Reaction Biology Corporation. Mr. Kollender served on the board of directors of Strongbridge Biopharma plc, a biopharmaceutical company, from March 2015 to September 2019, where he also served as Chief Operating Officer from September 2019 to March 2021, and as President and Chief Financial Officer from March 2021 to March 2022. Strongbridge Biopharma plc was acquired by Xeris Pharmaceuticals Inc. in October of 2021 and Mr. Kollender agreed to remain with the company through March 2022. Since January 2011, he has served as a Partner and Executive Manager of Quaker Partners Management, LP, a healthcare investment firm, which he initially joined in 2003. Mr. Kollender previously served as a director of Celator Pharmaceuticals, Inc., currently a subsidiary of Jazz Pharmaceuticals plc (Nasdaq: JAZZ), Nupathe, Inc., and Insmed, Inc. (Nasdaq: INSM). Mr. Kollender holds a B.A. in accounting from Franklin and Marshall College and an M.B.A. and a certificate degree in the graduate program in health administration and policy from the University of Chicago. We believe that Mr. Kollender’s knowledge of our company and experience in the life sciences industry qualify him to serve on our Board.

NATALE RICCIARDI	Age 75

Natale Ricciardi has served as a member of our Board since March 2016. Mr. Ricciardi spent his entire 39-year career at Pfizer Inc. (NYSE: PFE) ("Pfizer"), a biopharmaceutical company, retiring in 2011 as a member of the Pfizer Executive Leadership Team. While holding the positions of President, Pfizer Global Manufacturing, and Senior Vice President of

Pfizer, from 2004 until 2011, Mr. Ricciardi was directly responsible for all of Pfizer’s internal and external supply organization and global manufacturing activities. Previously, from 1999 to 2004, he had oversight for Pfizer’s U.S. manufacturing operations and from 1995 to 1999 was Vice President of Manufacturing for Pfizer’s Animal Health Group. Mr. Ricciardi has served on the board of directors of Dynavax Technologies Corporation (Nasdaq: NVAX) since July 2013 and Prestige Consumer Healthcare, Inc. (NYSE: PBH) since May 2016. Mr. Ricciardi holds an M.B.A. in Finance and International Business from Fordham University and a Bachelor of Engineering in Chemical Engineering from The City College of New York. We believe that Mr. Ricciardi’s extensive experience at Pfizer and his experience serving on boards of various life sciences companies qualify him to serve on our Board.

NOMINEES FOR CLASS III DIRECTORS UNDER PROPOSAL 1:
CLASS III DIRECTORS (TERMS TO EXPIRE AT THE 2024 ANNUAL MEETING)
The current members of the Board who are Class III Directors are as follows:

Name	Served as a Director Since	Positions with Rapid Micro Biosystems
Kirk D. Malloy, Ph.D.	2023	Director, Chair
Melinda Litherland	2021	Director
Robert Spignesi	2014	Director, President and Chief Executive Officer
The principal occupations and business experience, for at least the past five years, of each Class III Director, as of April [__], 2024, is set forth in the respective biography above under “Nominees for Class III Directors” on page 10 of this proxy statement.

KIRK D. MALLOY, PH.D.	Age 57

See biography, which is set forth above under “Nominees for Class III Directors” on page 10 of this proxy statement.

MELINDA LITHERLAND	Age 66

See biography, which is set forth above under “Nominees for Class III Directors” on page 11 of this proxy statement.

ROBERT SPIGNESI	Age 55

See biography, which is set forth above under “Nominees for Class III Directors” on page 11 of this proxy statement.

We believe that all of our current Board members and nominees for Class III directors possess the professional and personal qualifications necessary for Board service and have highlighted particularly noteworthy attributes for each Board member and nominee in the individual biographies above.
There are no family relationships between or among any of our directors. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.
There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such director has a material interest adverse to us.

BOARD DIVERSITY MATRIX
The composition of our Board currently includes two individuals who are diverse under the Nasdaq Listing Rule 5605(f) regarding board diversity, representing gender diversity of 25%, as presented in the below Board Diversity Matrix. Under Nasdaq Listing Rule 5605(f), directors who self-identify as (i) female, (ii) an underrepresented minority or (iii) LGBTQ+ are defined as being diverse. The following chart summarizes certain self-identified personal characteristics of our directors, in accordance with Nasdaq Listing Rule 5605(f). Each term used in the table has the meaning given to it in the rule and related instructions.

Board Diversity Matrix (As of April [__], 2024)
Total Number of Directors	8
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	6	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	6	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—
Directors who are Military Veterans	1

ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS
There were five (5) meetings of the Board during the fiscal year ended December 31, 2023. During the fiscal year ended December 31, 2023, each director attended at least 75% of the aggregate of (i) all meetings of the Board and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.
Under our Corporate Governance Guidelines, which are available on our website at investors.rapidmicrobio.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chair of the Board or the Chair of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that, absent compelling circumstances, directors will attend. In 2023, Ms. Litherland, Dr. Hirsch and Messrs. Ricciardi, Schwartz and Spignesi attended the Annual Meeting of Stockholders.

COMMITTEES OF THE BOARD
Our Board has established three standing committees—Audit, Compensation and Nominating and Corporate Governance—each of which operates under a written charter that has been approved by our Board.
The members of each of the Board committees are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance
David Hirsch, M.D., Ph.D.		X
Richard Kollender	X		X
Melinda Litherland	Chair
Inese Lowenstein	X	X
Kirk D. Malloy, Ph.D.		Chair
Natale Ricciardi		X	X
Jeffrey Schwartz			Chair
Robert Spignesi
AUDIT COMMITTEE
The Audit Committee’s responsibilities include, among other things:
•appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;
•overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;
•reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;
•coordinating our Board’s oversight of our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;
•discussing our risk assessment and risk management policies, including the process by which our exposure to risk is handled, and overseeing the management of our financial and cybersecurity risks;
•meeting independently with our internal auditing staff, if any, independent registered public accounting firm and management;
•reviewing and approving or ratifying any related person transactions; and
•preparing the audit committee report required by SEC rules.
The Audit Committee charter is available on our website at investors.rapidmicrobio.com. The members of our Audit Committee are Melinda Litherland, Richard Kollender and Inese Lowenstein. Ms. Litherland serves as the Chair of the committee. All members of our Audit Committee meet the requirements for financial literacy under the applicable listing rules of Nasdaq, or the Nasdaq rules. Upon annual review in March 2024, our Board determined that each of Mses. Litherland and Lowenstein and Mr. Kollender meet the independence requirements of the Nasdaq rules for audit committee purposes and the independence requirements of Rule 10A-3 under the Exchange Act. Our Board has determined that each of Ms. Litherland and Mr. Kollender is an “audit committee financial expert” as defined by applicable SEC rules and have the requisite financial sophistication as defined under the applicable Nasdaq rules.
The Audit Committee met five (5) times during the fiscal year ended December 31, 2023.

COMPENSATION COMMITTEE
The Compensation Committee’s responsibilities include, among other things:
•reviewing and making recommendations to our Board with respect to the compensation of our Chief Executive Officer;
•reviewing and approving, the compensation of our other executive officers;
•overseeing and administering our cash and equity incentive plans;
•reviewing and making recommendations to our Board with respect to director compensation;
•approving the retention of any consultants, legal counsel or other advisors to assist in the evaluation of compensation matters;
•overseeing the application of our Compensation Recovery Policy;
•reviewing and discussing annually with management our executive compensation disclosures to the extent required; and
•preparing the annual compensation committee report required by SEC rules, to the extent required.
The Compensation Committee charter is available on our website at investors.rapidmicrobio.com. The members of our Compensation Committee are David Hirsch, Inese Lowenstein, Kirk D. Malloy, Ph.D. and Natale Ricciardi. Kirk D. Malloy, Ph.D. serves as the Chair of the Compensation Committee. Our Board has determined that each of Drs. Hirsch and Malloy, Ms. Lowenstein and Mr. Ricciardi is independent under the applicable Nasdaq rules, including the Nasdaq rules specific to membership on the compensation committee, and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee may delegate its authority under its charter to a subcommittee as it deems appropriate from time to time.
The Compensation Committee met five (5) times during the fiscal year ended December 31, 2023.
Compensation Consultants
In fiscal year 2023, our management engaged Radford, an Aon company (“Radford”), to continue to provide compensation consulting services. Since our initial public offering and the establishment of our Compensation Committee, Radford has continued to serve as a compensation consultant to management and the Compensation Committee. During fiscal year 2023, Radford’s services included advising on equity compensation programs, the development of the Company’s peer group and providing support and analysis regarding executive and director compensation. Radford also performed sales compensation and general employee salary and benefit consulting services for the Company in 2023. Our Compensation Committee has assessed the independence of Radford consistent with SEC rules and Nasdaq listing standards and has concluded that the engagement of Radford does not raise any conflict of interest.
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
The Nominating and Corporate Governance Committee’s responsibilities include, among other things:
•identifying individuals qualified to become board members;
•recommending to our Board the persons to be nominated for election as directors and to each Board committee;
•developing and recommending to our Board corporate governance guidelines, and reviewing and recommending to our Board proposed changes to our corporate governance guidelines from time to time, including in connection with environmental, social and governance (ESG) considerations and corporate social responsibility (CSR) initiatives; and
•overseeing a periodic evaluation of our Board.
The Nominating and Corporate Governance Committee charter is available on our website at investors.rapidmicrobio.com. The members of our Nominating and Corporate Governance Committee are Jeffrey Schwartz, Richard Kollender and Natale Ricciardi. Jeffrey Schwartz serves as the Chair of the Nominating and Corporate Governance Committee. Upon review in March 2024, our Board determined that Messrs. Schwartz, Kollender and Ricciardi meet the independence requirements of the Nasdaq rules for nominations committee purposes.
The Nominating and Corporate Governance Committee met seven (7) times during the fiscal year ended December 31, 2023.

COMMERCIAL OPERATIONS AND STRATEGY COMMITTEE
In August 2022, our Board formed a Commercial Operations and Strategy Committee. The Commercial Operations and Strategy Committee’s responsibilities included, among other things:
•reviewing our ongoing commercial operations and strategy as the relate to the sale of our products and services;
•making recommendations to our Board commercial operations, strategy and execution;
•making recommendations to our Board on an as-requested basis, on the development and refinement of specific aspects of our commercial operations and strategic or on other major operations and strategic issues; and
•other duties or responsibilities as may be delegated to it by the Board from time to time.
The members of our Commercial Operations and Strategy Committee were Inese Lowenstein, Natale Ricciardi and Jeffrey Schwartz. Ms. Lowenstein served as the Chair of the Commercial Operations and Strategy Committee.
The Commercial Operations and Strategy Committee met two (2) times during the fiscal year ended December 31, 2023.
The Commercial Operations and Strategy Committee was dissolved on August 2, 2023.

TRANSACTION COMMITTEE
In August 2022, our Board formed a Transaction Committee. The Transaction Committee’s responsibilities included, among other things:
•considering and evaluating all proposals that might be received by us in connection with a possible sale or other business transaction or series of transactions involving all or a majority of our equity or assets on a consolidated basis, through any form of transaction, including, without limitation, merger, stock purchase, asset purchase, recapitalization, reorganization, going-private transaction, consolidation, amalgamation or other transaction (any of the foregoing, a “Transaction”);
•participating in and directing the negotiation of the material terms and conditions of any such Transaction;
•considering any strategic alternatives to any such potential Transaction, including, without limitation, continuing to operate as an independent, publicly traded company (“Other Alternatives”);
•recommending to the Board the advisability of entering into a definitive agreement (and any ancillary agreements relating thereto) with respect to any such Transaction including the power to approve or disapprove of such Transaction, or the advisability of pursuing any Other Alternative, in each case subject to applicable law; provided that the Board shall not approve or implement any Transaction or Other Alternative (or any modification, variation, supplement or waiver thereof) or submit any such Transaction or Other Alternative for the approval of our stockholders, unless the Transaction Committee has provided a prior recommendation in favor of such Transaction or Other Alternative; and
•performing any other activities or responsibilities incidental to the foregoing.
The members of our Transaction Committee were Richard Kollender, Melinda Litherland and Natale Ricciardi. Mr. Kollender served as the Chair of the Transaction Committee.
The Transaction Committee met one (1) time during the fiscal year ended December 31, 2023.
The Transaction Committee was dissolved on August 2, 2023.
DIRECTOR COMPENSATION
The following table sets forth a summary of the compensation earned by our directors for the year ended December 31, 2023, with the exception of Mr. Spignesi, who does not receive compensation for service on our Board and whose compensation is included in the “Summary Compensation Table” below under “Executive Compensation.” Other than as set forth in the table below, we did not pay any compensation or make any equity awards to our non-employee directors during the fiscal year ended December 31, 2023.

2023 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
David Hirsch, M.D., Ph.D.(2)	51,411	10,250	61,661
Richard Kollender	55,000	10,250	65,250
Melinda Litherland	60,000	10,250	70,250
Inese Lowenstein	72,151	10,250	82,401
Kirk D. Malloy, Ph.D.(3)	46,505	24,500	71,005
Natale Ricciardi	59,825	10,250	70,075
Jeffrey Schwartz(4)	78,723	10,250	88,973
_____________________
(1)The amounts reported in the “Option Awards” column reflect the aggregate fair value of stock-based compensation awarded during the year computed in accordance with the provisions of Financial Accounting Standards Board Accounting Standard Codification Topic 718 (“FASB ASC Topic 718”). See Note 10 to our audited financial statements appearing in our 2023 Annual Report on Form 10-K, which was filed with the SEC on March 1, 2024, regarding assumptions underlying the valuation of equity awards.

(2)    Dr. Hirsch resigned as chair of the Compensation Committee, effective July 14, 2023, but continues to serve as a member of our Compensation Committee.
(3)     Dr. Malloy was appointed to the Board, effective July 14, 2023, to serve as Chair of our Board and as the Chair of the Compensation Committee.
(4)    Mr. Schwartz resigned as Chair of the Board, effective July 14, 2023, but continues to serve as a member of our Board.

The table below shows the aggregate number of shares underlying outstanding option awards (exercisable and unexercisable) held as of December 31, 2023 by each non-employee director. None of our non-employee directors held any stock awards as of December 31, 2023.

Name	Shares Underlying Outstanding Option Awards at 2023 Fiscal Year-End
David Hirsch, M.D., Ph.D.	62,500	(1)
Richard Kollender	224,585	(2)
Melinda Litherland	62,500	(1)
Inese Lowenstein	50,000	(3)
Kirk D. Malloy, Ph.D.	50,000	(4)
Natale Ricciardi	122,542	(5)
Jeffrey Schwartz	62,500	(1)
_____________________
(1)As of December 31, 2023, Ms. Litherland, Dr. Hirsch and Mr. Schwartz each held stock options to purchase an aggregate of 62,500 shares of Class A common stock, of which 32,638 were vested. Unvested shares underlying options held by Ms. Litherland, Dr. Hirsch and Mr. Schwartz consist of (i) 4,862 shares which are scheduled to vest in equal monthly installments ending July 14, 2024, and (ii) 25,000 shares which are scheduled to vest on the earlier of May 4, 2024 or the day immediately prior to the date of the 2024 Annual Meeting of Stockholders, subject to continued service as a non-employee director as of the applicable vesting date, provided that each option will vest in full upon a change in control to the extent then-outstanding.
(2)As of December 31, 2023, Mr. Kollender held stock options to purchase an aggregate of 224,585 shares of Class A common stock, of which 194,723 were vested. Unvested shares underlying Mr. Kollender’s options consist of (i) 4,862 shares which are scheduled to vest in equal monthly installments ending July 14, 2024, and (ii) 25,000 shares which are scheduled to vest on the earlier of May 4, 2043 or the day immediately prior to the date of the 2024 Annual Meeting of Stockholders, subject to continued service as a non-employee director as of the applicable vesting date, provided that each option will vest in full upon a change in control to the extent then-outstanding.
(3)As of December 31, 2023, Ms. Lowenstein held stock options to purchase an aggregate of 50,000 shares of Class A common stock, of which 16,666 shares were vested. Unvested shares underlying Ms. Lowenstein’s options consist of (i) 8,334 shares which are scheduled to vest in equal monthly installments ending December 17, 2024, and (ii) 25,000 shares which are scheduled to vest on the earlier of May 4, 2043 or the day immediately prior to the date of the 2024 Annual Meeting of Stockholders, subject to continued service as a non-employee director as of the applicable vesting date, provided that each option will vest in full upon a change in control to the extent then-outstanding.
(4)As of December 31, 2023, Dr. Malloy held stock options to purchase an aggregate of 50,000 shares of Class A common stock, of which 6,944 shares were vested. Unvested shares underlying Dr. Malloy’s options are scheduled to vest in equal monthly installments ending July 14, 2026, subject to continued service as a non-employee director as of the applicable vesting date, provided that the option will vest in full upon a change in control to the extent then-outstanding.

(5)As of December 31, 2023, Mr. Ricciardi held stock options to purchase an aggregate of 122,542 shares of Class A common stock, of which 92,680 were vested. Unvested shares underlying Mr. Ricciardi’s options consist of (i) 4,862 shares which are scheduled to vest in equal monthly installments ending July 14, 2024, and (ii) 25,000 shares which are scheduled to vest on the earlier of May 4, 2043 or the day immediately prior to the date of the 2024 Annual Meeting of Stockholders, subject to continued service as a non-employee director as of the applicable vesting date, provided that each option will vest in full upon a change in control to the extent then-outstanding.

NON-EMPLOYEE DIRECTOR COMPENSATION PROGRAM
In connection with our initial public offering in 2021, our Board adopted, and our stockholders approved, our initial non-employee director compensation program, which was amended by our Board on March 9, 2023 to (i) increase the annual cash retainer for the Chair of the Compensation Committee from $14,000 to $15,000, (ii) increase the annual cash retainer for the members of the Compensation Committee from $7,000 to $7,500, and (iii) increase the size of subsequent equity awards from an option to purchase 12,500 shares to an option to purchase 25,000 shares. Additionally, our Board amended and restated our non-employee director compensation program on July 14, 2023 to (i) increase the additional cash retainer for the Chair of the Board or lead director from $40,000 to $45,000, and (ii) increase the size of initial equity awards from an option to purchase 25,000 shares to an option to purchase 50,000 shares. Pursuant to our amended and restated non-employee director compensation program, our non-employee directors were entitled to the cash and equity compensation described below for their service in 2023.
The compensation payable under the program is intended to be competitive in relation to both the market in which the company operates and the nature, complexity and size of the company’s business.
Cash Compensation
•An annual director fee of $40,000;
•If the director serves as lead director or chair or on a committee of our Board, an additional annual fee as follows:
◦Chair of the Board or lead director, $45,000;
◦Chair of the Audit Committee, $20,000;
◦Audit Committee member other than the Chair, $10,000;
◦Chair of the Compensation Committee, $15,000;
◦Compensation Committee member other than the Chair, $7,500;
◦Chair of the Nominating and Corporate Governance Committee, $10,000; and
◦Nominating and Corporate Governance Committee member other than the Chair, $5,000.
In August 2022, our Board formed a Commercial Operations and Strategy Committee and a Transaction Committee, and our non-employee directors received the following annual amounts for their services on those committees of our Board:
◦Chair of the Commercial Operations and Strategy committee, $25,000;
◦Commercial Operations and Strategy Committee member other than the Chair, $12,500;
◦Chair of the Transaction Committee, $25,000; and
◦Transaction Committee member other than the Chair, $12,500.
The Commercial Operations and Strategy Committee and Transaction Committee were dissolved in August 2023 and, following this, no further compensation was paid to our non-employee directors for their prior service on those committees.
Director fees are payable quarterly in arrears, provided that the amount of each payment will be prorated for any portion of a quarter that a director is not serving on our Board or an applicable committee.
Equity Compensation
•Initial Awards: Each non-employee director who is initially elected or appointed to serve on our Board will be granted, on the date on which such non-employee director is appointed or elected to serve on the board, an option to purchase 50,000 shares of our Class A common stock with an exercise price per share equal to the fair market value of a share of our Class A common stock on the date of grant. These initial options will vest in 36 equal monthly installments following the date of grant, such that the initial options will be fully vested and exercisable on the third anniversary of the date of grant, subject to the non-employee director’s continued service as a non-employee director through the applicable vesting date.
•Subsequent Awards: Each non-employee director who (i) has been serving on our Board for at least six months as of the date of any annual meeting of our stockholders and (ii) will continue to serve as a director immediately following such meeting automatically will be granted, on such annual meeting date, an option to purchase 25,000 shares of our Class A common stock with an exercise price per share equal to the fair market value of a share of our Class A common stock on the date of grant. Each such annual option will vest in full on the earlier to occur of (i) the first anniversary of the applicable grant date and (ii) the date of the next annual meeting following the grant date, subject to such non-employee director’s continued service as a non-employee director through the applicable vesting date.
In addition, each initial award and subsequent award will vest in full upon a change in control of the Company (as defined in the 2021 Plan). If a non-employee director’s service on our Board terminates for any reason, unless the Board determines otherwise, such director’s awards that are outstanding and unexercisable at the time of such termination will be forfeited and will not become thereafter vested or thereafter exercisable.

For the period extending from the 2023 Annual Meeting of Stockholders to the 2024 Annual Meeting of Stockholders, under our amended and restated non-employee director compensation program described above, our Board granted Subsequent Awards (as described above) of options to purchase 25,000 shares of our Class A common stock pursuant to the Rapid Micro Biosystems, Inc. 2021 Incentive Award Plan (the “2021 Plan”) to each of David Hirsch, Richard Kollender, Melinda Litherland, Inese Lowenstein, Natale Ricciardi and Jeffrey Schwartz. Such awards of options were granted on May 4, 2023 and have an exercise price equal to the fair market value price to the public of our Class A common stock on May 4, 2023. Each option will vest on the earlier of May 4, 2024 or the day immediately prior to the date of the 2024 Annual Meeting of Stockholders, subject to continued service as a non-employee director as of the applicable vesting date, provided that each option will vest in full upon a change in control to the extent then-outstanding.

PART 4 - EXECUTIVE OFFICERS
OUR LEADERSHIP TEAM
The following table sets forth our executive officers and the positions currently held by each such person within Rapid Micro Biosystems and the biographical descriptions below outline the relevant experience, qualifications, attributes and skills of each executive officer, as of April [__], 2024.

Name	Age	Position
Robert Spignesi	55	President and Chief Executive Officer and Director
Sean Wirtjes	54	Chief Financial Officer
Victoria Vezina	56	Chief Human Resources Officer
John Wilson	56	Chief Operating Officer

ROBERT SPIGNESI	Age 55

See biography, which is set forth above under "Nominees for Class III Directors" on page 11 of this proxy statement.

SEAN WIRTJES	Age 54

Sean Wirtjes has served as our Chief Financial Officer since September 2018. From August 2012 to July 2016, Mr. Wirtjes served as the Vice President, Finance and Controller of the Asia Pacific, Middle East and Africa region for Boston Scientific Corporation, a manufacturer of medical devices, where he led all aspects of financial management for the region. Mr. Wirtjes holds a B.S. in Accounting from the Carroll School of Management at Boston College.

VICTORIA VEZINA	Age 56

Victoria Vezina has served as our Chief Human Resources Officer since September 2020. From May 2019 to June 2020, Ms. Vezina served as the Chief People Officer at SimpliSafe, Inc., a home security company. Ms. Vezina also served as Head of Global Services HR at The Boston Consulting Group, a management consulting firm, from May 2016 to March 2019. From December 2013 to July 2015, Ms. Vezina served as Chief Human Resources Officer for Skyworks, Inc. Ms. Vezina holds an M.A. in Organizational Psychology from William James College and a B.A. in Government from Clark University.

JOHN WILSON	Age 56

John Wilson has served as our Chief Operating Officer since January 2021. From November 2010 to January 2021, Mr. Wilson served in various roles at Becton Dickinson and Company, a medical technology company, including Vice President of Global Operations, Director of Operational Excellence, Vice President of Manufacturing and Plant Manager, where he led manufacturing activities worldwide to ensure the quality, supply, and delivery of product for Becton Dickinson. Mr. Wilson holds an M.B.A. from the University of San Francisco and a B.S. in Business Management from the University of Phoenix.

EXECUTIVE COMPENSATION
The following section discusses the material components of the executive compensation program for our executive officers who are named in the “2023 Summary Compensation Table” below. In 2023, our “named executive officers” were as follows:
•Robert Spignesi, Chief Executive Officer;
•Sean Wirtjes, Chief Financial Officer; and
•John Wilson, Chief Operating Officer.
2023 Summary Compensation Table
The following table sets forth summary information concerning the total compensation awarded to, earned by and paid to our named executive officers for the years ended December 31, 2023 and 2022:

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)		Total ($)
Robert Spignesi Chief Executive Officer	2023	616,512	—	607,383	137,151	401,218	34,990	(6)	1,797,254
	2022	592,800	96,106	772,225	674,225	46,166	42,462		2,223,984
Sean Wirtjes Chief Financial Officer	2023	432,640	62,400	97,464	125,118	177,123	29,093	(7)	923,838
	2022	416,000	12,480	312,800	273,104	49,920	32,238		1,096,542
John Wilson	2023	432,640	62,400	125,116	132,867	175,230	29,696	(8)	957,949
Chief Operating Officer	2022	416,000	10,400	478,975	418,190	52,000	34,539		1,410,104
_____________________
(1)The aggregate amounts reported in the "Bonus" column represent bonuses earned, if any, with respect to the applicable fiscal year.
(2)For 2023, these amounts represent cash retention bonuses awarded at the discretion of the board on March 9, 2023 and earned on September 1, 2023 subject to continued employment through such date. For 2022, these amounts represent cash bonuses awarded at the discretion of the board in excess of the amounts earned pursuant to predetermined performance objectives under our non-equity incentive plan for the 2022 fiscal year.
(3)The amounts represent the aggregate grant date fair value of restricted stock units (“RSUs”) granted during the applicable fiscal year, determined in accordance with FASB ASC Topic 718. Such grant date fair value does not take into account any estimated forfeitures related to service-based vesting conditions. Additionally, for performance-based awards, the value reported includes the value of the award at the grant date based on the probable outcome of the performance conditions, which for Mr. Spignesi’s performance-based RSUs is also maximum potential achievement of performance conditions. The assumptions used to calculate the grant-date fair value of RSU awards made to executive officers are set forth in Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the SEC on March 1, 2024. These amounts do not reflect the actual economic value that may be realized by the named executive officers upon the vesting or settlement of such RSUs, or the subsequent sale of shares of common stock received pursuant to such awards.
(4)The amounts represent the full grant-date fair value of the option awards to named executive officers, calculated in accordance with FASB ASC Topic 718. Such grant date fair value does not take into account any estimated forfeitures related to service-based vesting conditions. The assumptions used to calculate the grant-date fair value of option awards made to executive officers are set forth in Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K. for the fiscal year ended December 31, 2023, as filed with the SEC on March 1, 2024. The amounts reported in this column reflect the accounting cost for these options and do not correspond to the actual economic value that may be received by the named executive officers upon exercise of the options.
(5)For 2023, the amounts represent performance-based annual cash bonuses earned based on corporate and individual performance during the 2023 fiscal year.
(6)Such amount includes $12,075 in the Company’s matching contributions under our 401(k) Savings and Investment Plan, and $520 in life and $22,395 in medical insurance premiums that we paid in respect of Mr. Spignesi.
(7)    Such amount includes $13,966 in the Company’s matching contributions under our 401(k) Savings and Investment Plan, and $520 in life and $14,607 in insurance premiums that we paid in respect of Mr. Wirtjes.
(8)    Such amount includes $8,936 in the Company’s matching contributions under our 401(k) Savings and Investment Plan, and $520 in life and $20,240 in medical insurance premiums that we paid in respect of Mr. Wilson.

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE
Our Board and Compensation Committee review compensation annually for our Chief Executive Officer and other executive officers. In setting executive base salaries and bonuses and granting equity incentive awards, the Compensation Committee and the Board consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, internal equity, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to our company. We target a general competitive position, based on independent third-party benchmark analytics to inform the mix of compensation of base salary, bonus and long-term incentives.
Our Compensation Committee is primarily responsible for reviewing and recommending to our Board the compensation of our Chief Executive Officer and determining the compensation for our other executive officers. Our Compensation Committee typically reviews and discusses management’s proposed compensation with our Chief Executive Officer for all executives other than the Chief Executive Officer. Based on those discussions and its discretion, taking into account the factors noted above, the Compensation Committee then sets the compensation for each executive officer other than the Chief Executive Officer and recommends the compensation for the Chief Executive Officer to our Board for approval, including base salaries and annual incentives and granting equity awards. Our Board discusses the Compensation Committee’s recommendation and ultimately approves the compensation of our Chief Executive Officer without members of management present. Our Compensation Committee has the authority to engage the services of a consulting firm or other outside advisor to assist it in designing our executive compensation programs and in making compensation decisions. In fiscal year 2023, our management engaged Radford to provide executive and director compensation consulting services.
Base Salaries
The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. The 2023 annual base salaries for Messrs. Spignesi, Wirtjes and Wilson were $616,512, $432,640 and $432,640, respectively, which were each increased from their 2022 levels by 4%.
Cash Incentive Compensation
We maintain an annual performance-based cash bonus program in which our named executive officers participated in for fiscal year 2023. Each named executive officer’s target bonus is expressed as a percentage of annual base salary, which can be achieved by meeting certain performance goals discussed below at target level. The 2023 annual bonuses for Messrs. Spignesi, Wirtjes and Wilson were targeted at 80%, 50% and 50% of their base salaries, respectively.
For the fiscal year ended December 31, 2023, our named executive officers were eligible to earn annual cash bonuses based on the achievement of certain corporate goals approved by the Board. In designing the performance goals for the 2023 bonus program, the Compensation Committee and Board considered the strategic goals of the Company and selected five performance metrics designed to align incentives and drive value creation for stockholders. The corporate goals under our 2023 bonus program related to the areas of: (i) commercial execution and revenue; (ii) new product development; (iii) customer experience; (iv) specified elements of gross margin improvement; and (v) employee engagement, recruitment and development. Corporate achievement was weighted 75% for each named executive officer other than our Chief Executive Officer, which was weighted at 100%. Individual achievement, excluding the chief executive officer, was weighted at 25%.

The following table details the weight, 2023 performance result and corresponding percentage and amount earned for each corporate performance metric:

Metric	Weight	Level of Achievement of Target Goals	Earned Payout Percent
Commercial Execution and Revenue Growth	50%	76%	29%
New Product Development	20%	100%	20%
Customer Experience	10%	127%	13%
Specified Elements of Gross Margin Improvement	10%	—%	—%
Employee Engagement, Recruitment and Development	10%	200%	20%
Total Level of Achievement of Corporate Performance Goals			81%

In January 2024, the Compensation Committee met to review the Company’s performance against each of the corporate performance metrics and the individual performance of each of the executives, and determined that (i) corporate performance goals were achieved at the levels set forth above, which resulted in an earned payout of 81% with respect to corporate performance, and (ii) individual performance goals were achieved by Messrs. Wirtjes and Wilson at 84% and 80% respectively. The final bonus amounts payable to each named executive officer under the 2023 annual bonus program based on such achievement of corporate and individual performance goals are set forth above in the Summary Compensation Table in the column entitled “Non-Equity Incentive Plan Compensation.”
Perquisites and Personal Benefits
We do not view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not provide perquisites or other personal benefits to our named executive officers, except as generally made available to our employees, or in situations where we believe it is appropriate to assist an individual in the performance of his or her duties. In addition, our named executive officers are eligible to receive the same employee benefits that are generally available to all of our full-time employees, and do not receive additional health, welfare or retirement benefits.
Long-Term Equity Incentives
Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, we believe long-term equity incentive awards encourage retention, provide our executives with a strong link to our long-term performance, create an ownership culture, and help to align the interests of our executives and our stockholders. Accordingly, our Board and Compensation Committee may grant stock options to our employees, including our named executive officers, in order to attract and retain them, as well as to align their interests with the interests of our stockholders.

Outstanding Equity Awards at 2023 Fiscal Year-End
The following table summarizes the number of shares of Class A common stock underlying outstanding equity awards for each named executive officer as of December 31, 2023.

	Option Awards(1)						Stock Awards(1)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Robert Spignesi	4,210	(3)	0		0.75	10/22/2025	65,834	(13)	48,717	380,975	(15)	281,922
	3,623	(3)	0		0.75	10/22/2025	108,850	(14)	80,549
	3,400	(3)	0		0.75	10/22/2025	380,975	(15)	281,922
	1,402	(3)	0		0.75	8/11/2026
	139,964	(3)	0		1.00	10/11/2027
	876,751	(3)	0		1.00	5/28/2028
	459,802	(4)	78,503		0.75	7/28/2030
	83,585	(5)	37,994		10.85	3/14/2031
	90,520	(6)	106,980		7.82	2/10/2032
	40,818	(7)	176,882	1	1.24	3/8/2033

Sean Wirtjes	82,886	(3)	0		1.00	9/11/2028	26,667	(16)	19,734
	80,894	(8)	15,730		0.75	7/28/2030	78,600	(17)	58,164
	16,747	(9)	7,613		10.85	3/14/2031
	36,666	(10)	43,334		7.82	2/10/2032
	37,237	(11)	161,363		1.24	3/8/2033

John Wilson	181,491	(12)	67,412		2.10	1/31/2031	40,834	(16)	30,217
	12,588	(9)	5,722		10.85	3/14/2031	100,900	(17)	74,666
	56,145	(10)	66,355		7.82	2/10/2032
	39,543	(11)	171,357		1.24	3/8/2033
_____________________
(1)Awards are granted under the Company's 2010 Stock Option and Grant Plan and the Company's 2021 Incentive Award Plan.
(2)The value of the awards reflected in the table is based on the $0.74 per share trading price of the Company's common stock on December 29, 2023, the final trading day of fiscal year ended December 31, 2023.
(3)Shares subject to the stock option have fully vested.
(4)The stock option has a vesting start date of July 29, 2020 and vests in 48 equal monthly installments following the vesting commencement date, subject to the executive’s continued service on each applicable vesting date, provided that the options will vest in full on a Change of Control.
(5)The stock option has a vesting start date of March 9, 2021 and vests in 48 equal monthly installments following the vesting commencement date, subject to the executive’s continued service on each applicable vesting date, provided that the options will vest in full on a Change of Control.
(6)The stock option has a vesting start date of February 11, 2022 and vests in 48 equal monthly installments following the vesting commencement date, subject to the executive’s continued service on each applicable vesting date, provided that the options will vest in full on a Change of Control.
(7)The stock option has a vesting start date of March 9, 2023 and vests in 48 equal monthly installments following the vesting commencement date, subject to the executive’s continued service on each applicable vesting date, provided that the options will vest in full on a Change of Control.
(8)The stock option has a vesting start date of July 29, 2020 and vests in 48 equal monthly installments following the vesting commencement date, subject to the executive’s continued service on each applicable vesting date, provided that the option will vest in full in the event of the executive’s termination without Cause or resignation for Good Reason in connection with, and effective as of or within 12 months following, a Sale Event.

(9)The stock option has a vesting start date of March 9, 2021 and vests in 48 equal monthly installments following the vesting commencement date, subject to the executive’s continued service on each applicable vesting date, provided that the option will vest in full in the event of the executive’s termination without Cause or resignation for Good Reason in connection with, and effective as of or within 12 months following, a Sale Event.
(10)The stock option has a vesting start date of February 11, 2022 and vests in 48 equal monthly installments following the vesting commencement date, subject to the executive’s continued service on each applicable vesting date, provided that the option will vest in full in the event of the executive’s termination without Cause or resignation for Good Reason in connection with, and effective as of or within 12 months following, a Sale Event.
(11)The stock option has a vesting start date of March 9, 2023 and vests in 48 equal monthly installments following the vesting commencement date, subject to the executive’s continued service on each applicable vesting date, provided that the option will vest in full in the event of the executive’s termination without Cause or resignation for Good Reason in connection with, and effective as of or within 12 months following, a Sale Event.
(12)The stock option has a vesting start date of January 1, 2021 and vests as to 25% of the underlying shares on the first anniversary of the vesting commencement date and as to 1/48th of the underlying shares on each monthly anniversary thereafter, subject to the executive’s continued service on each applicable vesting date, provided that the option will vest in full in the event of the executive’s termination without Cause or resignation for Good Reason in connection with, and effective as of or within 12 months following, a Sale Event.
(13)The RSU vests in three annual installments with 33.4% having vested on February 11, 2023 and 33.3% on having vested on February 11, 2024 and 33.3% vesting on February 11, 2025, subject to the executive’s continued service on each applicable vesting date, provided that the RSU will vest in full on a Change of Control.
(14)The RSU vests in three annual installments with 33.4% having vested on March 9, 2024 and 33.3% vesting on March 9, 2025 and 33.3% vesting on March 9, 2026, subject to the executive’s continued service on each applicable vesting date, provided that the RSU will vest in full on a Change of Control.
(15)Represents performance restricted stock units (“PRSUs”) which vest upon achievement of specified corporate performance goals prior to March 10, 2027, subject to Mr. Spignesi’s continued service.
(16)The RSU vests in three annual installments with 33.4% having vested on February 11, 2023, and 33.3% having vested on February 11, 2024 and 33.3% vesting on February 11, 2025, subject to the executive’s continued service on each applicable vesting date, provided that the RSU will vest in full in the event of the executive’s termination without Cause or resignation for Good Reason in connection with, and effective as of or within 12 months following, a Sale Event.
(17)The RSU vests in three annual installments with 33.4% having vested on March 9, 2024, and 33.3% vesting on March 9, 2025 and 33.3% vesting on March 9, 2026, subject to the executive’s continued service on each applicable vesting date, provided that the RSU will vest in full in the event of the executive’s termination without Cause or resignation for Good Reason in connection with, and effective as of or within 12 months following, a Sale Event.
Named Executive Officer Employment Agreements
Robert Spignesi
We entered into an employment agreement with Mr. Spignesi, effective as of July 14, 2021 (the “Spignesi Employment Agreement”). Pursuant to the Spignesi Employment Agreement, Mr. Spignesi receives a base salary, which is subject to periodic review from time to time. Mr. Spignesi is also eligible to receive (i) an annual performance bonus targeted at 80% of his base salary, which may be adjusted from time to time, and (ii) to participate in the employee benefit plans generally available to our employees, subject to the terms of those plans.
Under the Spignesi Employment Agreement, if Mr. Spignesi is terminated by us without “cause” or if he resigns for “good reason” (each as defined in the Spignesi Employment Agreement), subject to his timely executing a release of claims and his continued compliance with certain restrictive covenants, Mr. Spignesi will be entitled to receive: (i) base salary continuation for a period of 12 months; (ii) payment of any earned but unpaid annual bonus for the year prior to the year of termination; (iii) an amount in cash equal to a pro-rated portion of the annual bonus for the year of termination based upon actual performance; (iv) continued health coverage pursuant to COBRA for up to 12 months following termination; and (v) (A) accelerated vesting of all unvested equity or equity-based awards held by Mr. Spignesi that vest solely based on continued employment or service and that would have vested during the six months following termination and (B) up to twelve months following the date of his termination to exercise any outstanding vested options.
In addition, if Mr. Spignesi is terminated by us without cause or if he resigns for good reason in either case, on or within three months prior to a change in control (as defined in the 2021 Plan), or within 12 months following a change in control, then, in lieu of the severance payments and benefits described above, subject to his timely executing a release of claims and the executive’s continued compliance with certain restrictive covenants, Mr. Spignesi is entitled to receive (i) a lump sum payment equal to 1.5 times his annual base salary; (ii) payment of any earned but unpaid annual bonus for the year prior to the year of termination; (iii) continued health coverage pursuant to COBRA for up to 18 months; and (iv) a lump sum payment equal to 1.5 times his annual target bonus. Furthermore, upon a change in control, Mr. Spignesi is entitled to full accelerated vesting of all unvested equity or equity-based awards and will have up to one year following the change in control to exercise any outstanding vested options.

Sean Wirtjes
We entered into an employment agreement with Mr. Wirtjes, effective as of July 14, 2021 (the “Wirtjes Employment Agreement”). Pursuant to the Wirtjes Employment Agreement, Mr. Wirtjes receives a base salary, which is subject to periodic review from time to time. Mr. Wirtjes is also eligible to receive (i) an annual performance bonus targeted at 50% of his base salary, which may be adjusted from time to time, and (ii) to participate in the employee benefit plans generally available to our employees, subject to the terms of those plans.
Under the Wirtjes Employment Agreement, if Mr. Wirtjes is terminated by us without “cause” or if he resigns for “good reason” (each as defined in the Wirtjes Employment Agreement), subject to his timely executing a release of claims and his continued compliance with certain restrictive covenants, Mr. Wirtjes will be entitled to receive: (i) base salary continuation equal to 75% of his base salary; (ii) payment of any earned but unpaid annual bonus for the year prior to the year of termination; (iii) an amount in cash equal to a pro-rated portion of the annual bonus for the year of termination based upon actual performance; and (iv) continued health coverage pursuant to COBRA for up to nine months following termination.
In addition, if Mr. Wirtjes is terminated by us without cause or if he resigns for good reason in either case, on or within three months prior to a change in control, or within 12 months following a change in control, then, in lieu of the severance payments and benefits described above, subject to his timely executing a release of claims and the executive’s continued compliance with certain restrictive covenants, Mr. Wirtjes is entitled to receive (i) a lump sum payment equal to one times his annual base salary; (ii) payment of any earned but unpaid annual bonus for the year prior to the year of termination; (iii) continued health coverage pursuant to COBRA for up to 12 months; (iv) a lump sum payment equal to one times his annual target bonus; and (v) full accelerated vesting of all unvested equity or equity-based awards held by him that vest solely based on continued employment or service.
John Wilson
We entered into an employment agreement with Mr. Wilson, effective as of July 14, 2021 (the “Wilson Employment Agreement”). Pursuant to the Wilson Employment Agreement, Mr. Wilson receives a base salary, which is subject to periodic review from time to time. Mr. Wilson is also eligible to receive (i) an annual performance bonus targeted at 50% of his base salary, which may be adjusted from time to time, and (ii) to participate in the employee benefit plans generally available to our employees, subject to the terms of those plans.
Under the Wilson Employment Agreement, if Mr. Wilson is terminated by us without “cause” or if he resigns for “good reason” (each as defined in the Wilson Employment Agreement), subject to his timely executing a release of claims and his continued compliance with certain restrictive covenants, Mr. Wilson will be entitled to receive: (i) base salary continuation equal to 75% of his base salary; (ii) payment of any earned but unpaid annual bonus for the year prior to the year of termination; (iii) an amount in cash equal to a pro-rated portion of the annual bonus for the year of termination based upon actual performance; and (iv) continued health coverage pursuant to COBRA for up to nine months following termination.
In addition, if Mr. Wilson is terminated by us without cause or if he resigns for good reason in either case, on or within three months prior to a change in control, or within 12 months following a change in control, then, in lieu of the severance payments and benefits described above, subject to his timely executing a release of claims and the executive’s continued compliance with certain restrictive covenants, Mr. Wilson is entitled to receive (i) a lump sum payment equal to one times his annual base salary; (ii) payment of any earned but unpaid annual bonus for the year prior to the year of termination; (iii) continued health coverage pursuant to COBRA for up to 12 months; (iv) a lump sum payment equal to one times his annual target bonus; and (v) full accelerated vesting of all unvested equity or equity-based awards held by him that vest solely based on continued employment or service.
Other Elements of Compensation
Retirement Plans
We currently maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Internal Revenue Code of 1986, as amended, or the Code, allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through elective contributions to the 401(k) plan. We make discretionary employer matching contributions under the 401k Plan equal to one hundred percent (100%) on the first two percent (2%) of participant’s eligible contributed compensation and fifty percent (50%) on the next four percent (4%) of the participant’s eligible contributed compensation, with such discretionary employer matching contributions subject to vesting service requirements. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.
Employee Benefits
All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, which for U.S. employees include medical, dental and vision benefits, medical and dependent care flexible spending accounts, short-term and long-term disability insurance, and life insurance, on the same terms.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 31, 2023, with respect to the securities authorized for issuance under our equity compensation plans, consisting of:
•2010 Stock Option and Grant Plan
•2021 Incentive Award Plan
•2021 Employee Stock Purchase Plan
•2023 Inducement Plan

	Equity Compensation Plan Information
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(1)	Number of Securities Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders(2)	8,212,271	(3)	$2.65	4,439,278	(4)(5)
Equity compensation plans not approved by security holders(6)	330,000	(7)	0.83	—	(8)
Total	8,542,271		$2.59	4,439,278
_____________________
(1)Represents the weighted average exercise price of outstanding stock options. Outstanding RSUs and PRSUs are not included in such weighted average exercise price calculations because RSUs and PRSUs do not have an exercise price.
(2)Includes securities issuable upon rights that were granted pursuant to our 2010 Plan, the 2021 Plan and the 2021 Employee Stock Purchase Plan (the “ESPP”). No additional awards will be granted under the 2010 Plan.
(3)Includes (i) 6,530,511 shares of Class A common stock issuable upon the exercise of outstanding options, (ii) 1,681,760 shares of Class A common stock issuable upon vesting of restricted stock units (including PRSUs).
(4)Our 2021 Plan provides that a number of shares initially available for issuance will automatically increase on January 1 of each calendar year beginning in 2022 and ending in and including 2031, equal to the lesser of (A) 5% of the shares of Class A common stock outstanding on the final day of the immediately preceding calendar year and (B) a smaller number of shares determined by our board of directors. On January 1, 2024, the number of shares available for issuance increased automatically by 1,854,995 shares, pursuant to this provision. This increase is not reflected in the table above. In addition, the number of shares available for issuance under the ESPP will be automatically increase on January 1 of each calendar year beginning in 2022 and ending in and including 2031, by an amount equal to the lesser of (A) 1% of the shares outstanding on the final day of the immediately preceding calendar year and (B) such smaller number of shares as is determined by our board of directors, provided that no more than 6,300,000 shares of our Class A common stock may be issued under the ESPP. On January 1, 2024, the number of shares available for issuance under the ESPP increased automatically by 370,999 shares pursuant to this provision. This increase is not reflected in the table above.
(5)As of December 31, 2023, there were 3,566,120 shares available for grant under the 2021 Plan and 873,158 shares available for issuance under the ESPP.
(6)Includes securities issuable upon rights that were granted pursuant to our 2023 Inducement Plan (the "2023 Plan").
(7)Includes (i) 220,000 shares of Class A common stock issuable upon the exercise of outstanding options, (ii) 110,000 shares of Class A common stock issuable upon vesting of restricted stock units.
(8)Effective February 6, 2024, the number of shares available for issuance under the 2023 Plan increased by 225,000 shares pursuant to the approval of the 2023 Plan Amendment. This increase is not reflected in the table above.

PART 5 – AUDIT COMMITTEE MATTERS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Our Audit Committee was established in 2021 at the time of our initial public offering. During 2023, the Audit Committee was comprised of Melinda Litherland, Richard Kollender and Inese Lowenstein. The most recently amended Audit Committee Charter is available in the Corporate Governance section of our web site, investors.rapidmicrobio.com.
The Audit Committee oversees the accounting and financial reporting processes of Rapid Micro Biosystems and the audits of the consolidated financial statements of Rapid Micro Biosystems on behalf of the Board of Directors. Our management is responsible for our internal controls and our financial reporting processes. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with accounting principles generally accepted in the United States of America.
The Audit Committee has reviewed Rapid Micro Biosystems’ audited consolidated financial statements for the fiscal year ended December 31, 2023 and has discussed these financial statements with management and Rapid Micro Biosystems’ independent registered public accounting firm. The Audit Committee has also received from, and discussed with, Rapid Micro Biosystems’ independent registered public accounting firm the matters that they are required to provide to the Audit Committee, including the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
Rapid Micro Biosystems’ independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and Rapid Micro Biosystems, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from Rapid Micro Biosystems.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our 2023 Annual Report on Form 10-K for the fiscal year ended December 31, 2023 that was filed with the SEC.

THE AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS OF RAPID MICRO BIOSYSTEMS, INC.

Melinda Litherland (Chair)
Richard Kollender
Inese Lowenstein

April [__], 2024

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
Set forth below are the fees paid to our independent registered public accounting firm, PricewaterhouseCoopers LLP, for the fiscal years ended December 31, 2023 and 2022 (in thousands):

Fee Category	Fiscal Year 2023	Fiscal Year 2022
Audit Fees	$834	$725
Audit-Related Fees	$0	$0
Tax Fees	$35	$150
All Other Fees	$2	$3
Total Fees	$871	$878
Audit fees
Audit fees consist of fees for the audit of our consolidated financial statements, the review of the unaudited interim financial statements included in our quarterly reports on Form 10‑Q, fees related to the issuance of consents in connection with registration statement filings with the SEC, including our Registration Statements on Form S-8 filed in March 2023 and May 2023, and our Registration Statement on Form S-3 filed in December 2023, and other professional services provided in connection with statutory and regulatory filings or engagements.
Audit-related fees
Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under Audit Fees. For fiscal years 2023 and 2022, there were no Audit-Related Fees incurred for professional services.
Tax fees
Tax fees consist of fees for a variety of permissible services relating to domestic and international tax advisory, tax planning and compliance services.
All other fees
All other fees consist of fees and related expenses for products and services other than services described above, including fees to the independent registered public accounting firm or its affiliates for annual subscriptions to online accounting and tax research software applications and data.
AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES
Our Audit Committee’s charter provides that the Audit Committee must pre-approve (i) all audit services, whether provided to us by our independent registered public accounting firm or other firm; and (ii) all other services (review, attest and non-audit) provided to us by our independent registered public accounting firm, unless any de minimis non-audit service falls within available exceptions under SEC rules. Other than with respect to the annual audit of our consolidated financial statements, the chair of the Audit Committee has the authority to pre-approve other audit services and all other services on behalf of the Audit Committee. Without limiting the foregoing, the Audit Committee may delegate authority to one or more subcommittees (including a subcommittee consisting of a single member) comprised of independent members of the Audit Committee to grant pre-approvals of audit and permitted non-audit services, and any such pre-approvals must be presented to the full Audit Committee at its next scheduled meeting. All services provided by our independent registered public accounting firm in fiscal years 2023 and 2022 were approved in accordance with such pre-approval policies and consistent with SEC rules.

PART 6 - SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our common stock, as of March 28, 2024 by:
•each person or group of affiliated persons known by us to beneficially own more than 5% of our common stock;
•each of our named executive officers;
•each of our directors and director nominees; and
•all of our executive officers and directors as a group.
The number of shares beneficially owned by each stockholder is determined under rules issued by the Securities and Exchange Commission. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. Applicable percentage ownership is based on [_] shares of Class A common stock. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of Class A common stock subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of March 28, 2024 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. As of March 28, 2024, we also have 5,309,529 shares of Class B common stock outstanding. We shall not effect any conversion of our Class B common stock, and a holder of our Class B common stock shall not have the right to convert any portion of such holder's Class B Common Stock, to the extent that, after giving effect to such conversion, such holder would beneficially own in excess of 4.9% of the total number of shares of our Class A common stock then issued and outstanding (the “Beneficial Ownership Limitation”). As a result, the shares of Class A common stock issuable upon the conversion of Class B common stock held by certain shareholders are not convertible within 60 days of March 28, 2024 by virtue of the Beneficial Ownership Limitation and are not reflected on the table below. Unless noted otherwise, the address of all listed stockholders is 1001 Pawtucket Boulevard West, Suite 280, Lowell, Massachusetts 01854. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Name of beneficial owner	Shares of Class A Common Stock Beneficially Owned
	Number	Percentage
Major Stockholders Including 5% or Greater Stockholders
Entities affiliated with Bain Capital Life Sciences Investors, LLC(1)	8,434,560	22.50%
Entities affiliated with Kennedy Lewis Investment Management LLC(2)	5,179,061	13.82%
Entities affiliated with Longitude Capital Partners II, LLC(3)	4,189,845	11.18%
Entities affiliated with Endeavour Medtech Growth II LP(4)	2,257,099	6.02%

Named Executive Officers and Directors
Robert Spignesi(5)	2,090,448	5.32%
Sean Wirtjes(6)	522,838	1.38%
John Wilson(7)	440,511	1.16%
David Hirsch, M.D., Ph.D.(8)	61,111	*
Richard Kollender(9)	240,614	*
Melinda Litherland(10)	61,111	*
Inese Lowenstein(11)	55,138	*
Kirk D. Malloy, Ph.D.(12)	13,888	*
Natale Ricciardi(13)	121,153	*
Jeffrey Schwartz(14)	8,495,671	22.63%
All executive officers and directors as a group(15) (11 persons)	12,400,416	30.40%
_____________________

*Represents beneficial ownership of less than 1%.
(1)With respect to entities affiliated with Bain Capital Life Sciences Investors, LLC (“BCLSI”), we have relied solely on information supplied by such entity on a Schedule 13G filed with the SEC on February 14, 2022. Consists of (i) 7,651,369 shares of Class A common stock held by Bain Capital Life Sciences Fund, L.P. (“BCLS”) and (ii) 783,191 shares of Class A common stock held by BCIP Life Sciences Associates, LP (“BCIPLS” and together with BCLS, the “Bain Capital Life Sciences Entities”). BCLSI is the ultimate general partner of BCLS and governs the investment strategy and decision-making process with respect to investments held by BCIPLS. Jeffrey Schwartz, a member of our Board, and Dr. Adam Koppel are managers of BCLSI. As a result, BCLSI, Mr. Schwartz and Dr. Koppel may each be deemed to share voting and dispositive power with respect to the securities held by the Bain Capital Life Sciences Entities. The business address of the each of the entities and individuals above is 200 Clarendon Street, Boston, Massachusetts 02116.
(2)With respect to entities affiliated with Kennedy Lewis Management LP (“KLM Adviser”), we have relied solely on information supplied by such entity on a Schedule 13DA filed with the SEC on August 29, 2022. Consists of (i) 4,939,931 shares of Class A common stock held by the KLM Adviser; and (ii) 239,130 shares of Class A common stock issuable upon the conversion of warrants exercisable within 60 days of March 10, 2023 held by Kennedy Lewis Capital Partners Master Fund II LP ("Master Fund II"). KLM Adviser acts as investment adviser to the Funds. KLM GP LLC ("KLM") is the general partner of the KLM Adviser. Kennedy Lewis Investment Management LLC ("Kennedy Lewis") is the owner and control person of KLM. David Chene and Darren Richman are the managing members and control persons of Kennedy Lewis. Each of the KLM Adviser, KLM and Kennedy Lewis may be deemed to exercise voting and investment power over and thus may be deemed to beneficially own the securities of the Issuer held by each of the Funds due to their relationship with the Funds. Kennedy Lewis GP II LLC ("Fund II GP") is the general partner of Master Fund II. Kennedy Lewis Investment Holdings II LLC ("Holdings II") is the managing member of Fund II GP. David Chene and Darren Richman are the managing members of Holdings II. Each of Fund II GP and Holdings II may be deemed to exercise voting and investment power over and thus may be deemed to beneficially own the securities of the Issuer held by Master Fund II due to their relationship with Master Fund II. Kennedy Lewis GP III LLC ("Fund III GP") is the general partner of Master Fund III. Holdings II is the managing member of Fund III GP. David Chene and Darren Richman are the managing members of Holdings II. Each of Fund III GP and Holdings II may be deemed to exercise voting and investment power over and thus may be deemed to beneficially own the securities of the Issuer held by Master Fund III due to their relationship with Master Fund III. David Chene and Darren Richman, in their capacities as managing members of Kennedy Lewis, and managing members of Holdings II, may be deemed to exercise voting and investment power over and thus may be deemed to beneficially own the securities held by each of the Funds due to their relationships with the Funds. Each of the Adviser, KLM, Kennedy Lewis, Fund II GP, Holdings II, Fund III GP, David Chene and Darren Richman disclaims beneficial ownership of the securities of the Issuer held directly by the Funds except to the extent of its or his pecuniary interest therein. The mailing address for each of the entities and individuals above is 111 West 33rd Street, Suite 1910, New York, NY 10120.
(3)With respect to entities affiliated with Longitude Venture Partners II, L.P. (“LVPII”), we have relied solely on information supplied by such entity on a Schedule 13G filed with the SEC on February 14, 2023. Consists of (i) 3,407,952 shares of Class A common stock held by LVPII, (ii) 150,000 shares of Class A common stock held by Longitude Prime Fund, L.P. (“LPF” and together with LVPII, the “Longitude Entities”) and (iii) 631,893 shares of Class A common stock issuable upon the conversion of warrants exercisable within 60 days of March 10, 2023 held by LVPII. Longitude Capital Partners II, LLC (“LCPII”) is the general partner of LVPII and may be deemed to have voting and investment power over the shares held by LVPII. Patrick G. Enright and Juliet Tammenoms Bakker are managing members of LCPII and may be deemed to share voting and investment power over the shares held by LVPII. As general partner of LPF, Longitude Prime Partners, LLC (“LPP”) may be deemed to beneficially own the shares held by LPF. Mr. Enright and Ms. Tammenoms Bakker are the managing members of LPP and may be deemed to share voting, investment and dispositive power with respect to the shares held by LPF. LCPII, LPP, Mr. Enright, and Ms. Tammenoms Bakker each disclaim beneficial ownership of such shares except to the extent of their respective pecuniary interest therein. The mailing address for each of the entities and individuals above is 2740 Sand Hill Road, Menlo Park, California 94025.
(4)With respect to entities affiliated with Endeavour Medtech Growth II LP (“Endeavour Growth”), we have relied solely on information supplied by such entities on a Schedule 13G/A filed with the SEC on January 22, 2024. Consists of (i) 2,217,190 shares of Class A common stock held by Endeavour Growth, and (ii) 39,909 shares of Class A common stock held by Endeavour Medtech Growth Parallel II LP (“Endeavour Parallel”). The general partner of Endeavour Growth and Endeavour Parallel is Endeavour Medtech II GP Limited (“Endeavour GP”). Endeavour GP is controlled by a board of three directors that acts by majority approval and possesses sole voting and dispositive power with respect to the shares held by Endeavour Growth and Endeavour Parallel. The individual members of such board are: John Bridle, Nick Barton and Michel Davy. Each of Messrs. Bridle, Barton and Davy disclaim beneficial ownership of the shares held by Endeavour Growth and Endeavour Parallel except to the extent of his pecuniary interest therein. The mailing address for each of the entities and individuals above is c/o Endeavour Medtech Growth II LP, P.O. Box 656, East Wing Trafalgar Court, Les Banques, St Peter Port, Guernsey GY1 3PP.
(5)Includes (i) 271,528 shares of Class A common stock, (ii) 10 shares of Class A common stock issuable upon the conversion of warrants exercisable within 60 days of March 28, 2024 and (iii) 1,818,920 shares of Class A common stock underlying options exercisable within 60 days of March 28, 2024 held by Mr. Spignesi. Excludes 174,684 RSUs that are currently unvested and will not vest within 60 days of March 28, 2024.
(6)Includes (i) 221,423 shares of Class A common stock, and (ii) 301,415 shares of Class A common stock underlying options exercisable within 60 days of March 10, 2023 held by Mr. Wirtjes. Excludes 105,267 RSUs that are currently unvested and will not vest within 60 days of March 10, 2023.
(7)Includes (i) 83,242 shares of Class A common stock, and (ii) 357,269 shares of Class A common stock underlying options exercisable within 60 days of March 28, 2024 held by Mr. Wilson. Excludes 141,734 RSUs that are currently unvested and will not vest within 60 days of March 28, 2024.
(8)Consists of 61,111 shares of Class A common stock underlying options exercisable within 60 days of March 28, 2024 held by Dr. Hirsch.
(9)Includes (i) 17,418 shares of Class A common stock and (ii) 223,196 shares of Class A common stock underlying options exercisable within 60 days of March 28, 2024 held by Mr. Kollender.
(10)Includes 61,111 shares of Class A common stock underlying options exercisable within 60 days of March 28, 2024 held by Ms. Litherland.
(11)Includes (i) 10,000 shares of Class A common stock and (ii) 45,138 shares of Class A common stock underlying options exercisable within 60 days of March 28, 2024 held by Ms. Lowenstein.
(12)Includes 13,888 shares of Class A common stock underlying options exercisable within 60 days of March 28, 2024 held by Dr. Malloy.
(13)Includes 121,153 shares of Class A common stock underlying options exercisable within 60 days of March 28, 2024 held by Mr. Ricciardi.
(14)Includes (i) 61,111 shares of Class A common stock underlying options exercisable within 60 days of March 28, 2024 held by Mr. Schwartz and (ii) the shares described in note (1) above. Mr. Schwartz is a manager of BCLSI, which is the ultimate general partner of BCLS and governs the investment strategy and decision-making process with respect to investments held by BCIPLS. As a result, Mr. Schwartz may be deemed to share voting and dispositive power with respect to the securities held by the Bain Capital Life Sciences Entities.
(15)Includes (i) 9,096,183 shares of Class A common stock, (ii) 10 shares of Class A common stock issuable upon the conversion of warrants exercisable within 60 days of March 28, 2024 and (iii) 3,304,223 options which are exercisable within 60 days of March 28, 2024.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
The following includes a summary of transactions since January 1, 2022 to which we have been a party in which the amount involved exceeded or will exceed the lesser of (i) $120,000 or (ii) one percent of the average of our total assets at fiscal year-end for our last two fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest. We also describe below certain other transactions with our directors, executive officers and stockholders.
Indemnification agreements
We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director (and in certain cases their related venture capital funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

Policies and Procedures for Related Person Transactions

Our Board has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds the lesser of (i) $120,000 or (ii) one percent of the average of our total assets at fiscal year-end for any fiscal year and a related person had, has or will have a direct or indirect material interest, including without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our audit committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. All of the transactions described in this section occurred prior to the adoption of this policy.

PART 7 - OTHER MATTERS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During 2023, David Hirsch, Inese Lowenstein, Kirk D. Malloy, Ph.D. and Natale Ricciardi served on the Compensation Committee. No member of our Compensation Committee is or has been our current or former officer or employee of the Company. None of our executive officers served as a director or a member of a Compensation Committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director or member of our Compensation Committee during the fiscal year ended December 31, 2023.
STOCKHOLDERS’ PROPOSALS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2025 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 1001 Pawtucket Boulevard West, Suite 280, Lowell, Massachusetts 01854 in writing not later than [____], the date that is 120 days prior to the first anniversary of the date of this proxy statement, in order to be included in the proxy statement and proxy card relating to that meeting.
Stockholders intending to present a proposal at the 2025 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our amended and restated bylaws. Our amended and restated bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2025 Annual Meeting of Stockholders no earlier than the close of business on January 23, 2025 and no later than the close of business on February 22, 2025. The notice must contain the information required by the amended and restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2025 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after May 23, 2025, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2025 Annual Meeting of Stockholders and not later than the close of business on the 90th day prior to the 2025 Annual Meeting of Stockholders or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.
To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2025 Annual Meeting of Stockholders must provide notice by the same deadline noted in the preceding paragraph for the submission of nominations by the same deadline noted in the preceding paragraph for the submission of nominations. Such notice must comply with the additional requirements of Rule 14a-19(b).
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
OTHER MATTERS AT THE ANNUAL MEETING
Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

DELINQUENT SECTION 16(a) REPORTS

Under U.S. securities laws, directors, certain officers and persons holding more than 10% of our common stock must report their initial ownership of our common stock and any changes in their ownership to the SEC. The SEC has designated specific due dates for these reports and we must identify in this Proxy Statement those persons who did not file these reports when due.

Based solely on our review of copies of the reports filed with the SEC and the written representations of our directors and executive officers, we believe that all reporting requirements for fiscal year 2023 were complied with by each person who at any time during the 2023 fiscal year was a director or an executive officer or held more than 10% of our common stock.

RAPID MICRO BIOSYSTEMS’ ANNUAL REPORT ON FORM 10-K
A copy of Rapid Micro Biosystems’ Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including financial statements and schedules but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on March 28, 2024 without charge upon written request addressed to:
Rapid Micro Biosystems, Inc.
Attention: Secretary
1001 Pawtucket Boulevard West, Suite 280
Lowell, Massachusetts 01854
A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 at investors.rapidmicrobio.com.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors
James Xu, VP, Legal and Secretary
Lowell, Massachusetts
April [__], 2024

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 22, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/RPID2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 22, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V42348-P04707

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RAPID MICRO BIOSYSTEMS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect three Class III Directors to serve until the 2027 Annual Meeting of Stockholders:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Kirk D. Malloy, Ph.D.
02) Melinda Litherland
03) Robert Spignesi

The Board of Directors recommends you vote FOR proposals 2 and 3:

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V42349-P04707

RAPID MICRO BIOSYSTEMS, INC.
Annual Meeting of Stockholders
May 23, 2024 9:00 AM ET
This proxy is solicited by the Board of Directors

Receipt of the proxy materials for the Annual Meeting of Stockholders is hereby acknowledged. The undersigned stockholder hereby appoints Robert Spignesi and Sean Wirtjes, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all the shares of Class A common stock of RAPID MICRO BIOSYSTEMS, INC. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, Eastern Time on Thursday, May 23, 2024, virtually at www.virtualshareholdermeeting.com/RPID2024, and any adjournment or postponement thereof. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

Appendix A

Certificate of Amendment to the Restated Certificate of Incorporation of Rapid Micro Biosystems, Inc.

Rapid Micro Biosystems, Inc. (the “Corporation”), a corporation duly organized and existing under the laws of the State of Delaware pursuant to Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

1.The Restated Certificate of Incorporation of the Corporation is hereby amended by adding a new Article TWELFTH, which shall read in its entirety as follows:

“TWELFTH: To the fullest extent permitted by the General Corporation Law of the State of Delaware, an Officer (as defined below) of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as an officer of the Corporation, except for liability (a) for any breach of the Officer’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for any transaction from which the Officer derived an improper personal benefit, or (d) arising from any claim brought by or in the right of the Corporation. If the General Corporation Law of the State of Delaware is amended after the effective date of this Restated Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of Officers, then the liability of an Officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended. For purposes of this Article TWELFTH, “Officer” shall mean an individual who has been duly appointed as an officer of the Corporation and who, at the time of an act or omission as to which liability is asserted, is deemed to have consented to service by the delivery of process to the registered agent of the Corporation as contemplated by Section 3114(b) of Title 10 of the General Corporation Law of the State of Delaware.”

Any amendment, repeal or modification of this Article TWELFTH by either of (i) the stockholders of the Corporation or (ii) an amendment to the General Corporation Law of the State of Delaware, shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as an Officer at the time of such amendment, repeal or modification.”

2.The Board of Directors of the Corporation has adopted a resolution approving and declaring advisable the foregoing amendment set forth in this Certificate of Amendment in accordance with the provisions of Section 242 of the DGCL.

3.The stockholders of the Corporation, at a meeting duly called and held pursuant to Section 222 of the DGCL, duly adopted the amendments set forth in this Certificate of Amendment in accordance with the provisions of Section 242 of the DGCL.

4.The foregoing amendments were duly adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, the undersigned, as a duly authorized officer of the Corporation, has executed this Certificate of Amendment on , 2024.

Rapid Micro Biosystems, Inc.

Name: Title: